Exhibit 10.2

PLAN AND AGREEMENT OF TRIANGULAR MERGER
BETWEEN
MARSHALL HOLDINGS INTERNATIONAL, INC.,
MARSHALL ACQUISITION COMPANY, INC.
AND
RUDY NUTRITION

MARSHALL HOLDINGS INTERNATIONAL, INC., a Nevada corporation (“Marshall”), MARSHALL ACQUISITION COMPANY, INC., a Nevada corporation (the “Subsidiary”), and RUDY NUTRITION, a Nevada corporation (“Rudy”), hereby agree as follows:

WHEREAS, the Subsidiary is a wholly-owned subsidiary of Marshall; and

WHEREAS, Rudy desires to merge, subject to the approval of its stocholders (the “Rudy Stockholders”), with and into the Subsidiary (the “Merger”); and

WHEREAS, as a result of the Merger, the Rudy Stockholders will receive shares of the common stock of Marshall, par value $0.001 per share (the “Marshall Common Stock”) in exchange for all of their shares of the common stock of Rudy, par value $0.001 per share (the “Rudy Common Stock”); and

NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties agree as follows:

1.              Plan Adopted.  A plan of merger whereby Rudy merges with and into the Subsidiary (this “Plan of Merger”), pursuant to the provisions of Chapter 92A of the Nevada Revised Statutes (the “NRS”) and Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended, is adopted as follows:

(a)            Rudy shall be merged with and into the Subsidiary, to exist and be governed by the laws of the State of Nevada.

(b)            The Subsidiary shall be the Surviving Corporation and its name shall be changed to Rudy Nutrition (the “Surviving Corporation”) and will continue to be a wholly-owned subsidiary of Marshall.

(c)            When this Plan of Merger shall become effective, the separate existence of Rudy shall cease and the Surviving Corporation shall succeed, without other transfer, to all the rights and properties of Rudy and shall be subject to all the debts and liabilities of such corporation in the same manner as if the Surviving Corporation had itself incurred them.  All rights of creditors and all liens upon the property of each constituent entity shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the Merger.

(d)            The Surviving Corporation will be responsible for the payment of all fees and franchise taxes of the constituent entities payable to the State of Nevada, if any.

(e)            The Surviving Corporation will carry on business with the assets of Rudy, as well as the assets of the Subsidiary.

(f)             The Surviving Corporation will be responsible for the payment of the fair value of shares, if any, required under Chapter 92A of the NRS.

(g)            The Rudy Stockholders will surrender all of their shares of the Rudy Common Stock in the manner hereinafter set forth.

(h)            In exchange for the shares of the Rudy Common Stock surrendered by the Rudy Stockholders, Marshall will issue and transfer to them on the basis hereinafter set forth, shares of the Marshall Common Stock.

(i)             A copy of this Plan of Merger will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of any constituent corporation.

(j)             The authorized capital stock of the Subsidiary is 1,000 shares of common stock, par value $0.001 per share (the “Subsidiary Common Stock”), of which 1,000 shares are issued and outstanding.

(k)            The authorized capital stock of Rudy is 400,000,000 shares of preferred stock, par value $0.01 per share (the “Rudy Preferred Stock”) and 5,000,000,000 shares of the Rudy Common Stock.  As of the date of this Agreement, there are 126,614,995 shares of the Rudy Preferred Stock and 2,221,817,606 shares of the Rudy Common Stock duly and validly issued and outstanding, fully paid, and non-assessable.  Before the Effective Date, hereinafter defined, all shares of the Rudy Preferred Stock shall be converted into shares of the Rudy Common Stock, and the Rudy Common Stock will be reverse split into 667,314 shares (the “Rudy Corporate Action”), whereupon, as of the Effective Date, then there will be 127,282,309 shares of the Rudy Common Stock duly and validly issued and outstanding, fully paid, and non-assessable and subject to the terms of the Merger held by 67 Rudy Stockholders, of which no more than 35 will be “unaccredited investors” after referencing the term “accredited investor” as defined in the Securities Act of 1933, as amended (the “Securities Act”).

(l)             Before the Effective Date, with respect the Rudy Common Stock, Rudy shall file a Form 15 with the United States Securities and Exchange Commission (the “SEC”) which will contain a Certification and Notice of Termination of Registration under Section 12(g) of the Securities Exchange Act of 1934, as amended.

2.              Effective Date.  The effective date of the Merger (the “Effective Date”) shall be the date of the filing of Articles of Merger for the Subsidiary and Rudy in the State of Nevada.

3.              Submission to Stockholders.  This Plan of Merger shall be submitted for approval separately to the Rudy Stockholders and to Marshall as the sole stockholder of the Subsidiary in the manner provided by the laws of the State of Nevada.

4.              Manner of Exchange.  On the Effective Date, the Rudy Stockholders shall surrender their stock certificates representing the Rudy Common Stock to Marshall in exchange for certificates representing the shares of the Marshall Common Stock to which they are entitled.  In exchange, the Subsidiary shall receive all of the issued and outstanding shares of the Rudy Common Stock held by the Rudy Stockholders.

5.              Basis of Exchange.  Following the Rudy Corporate Action, the Rudy Stockholders will own 127,282,309 shares of the Rudy Common Stock, which shares shall constitute all of the issued and outstanding shares of the capital stock of Rudy.  As a result of the Merger, the Rudy Stockholders shall be entitled to receive, in exchange for all of their Rudy Common Stock, 10,000,000 shares of the Marshall Common Stock.

6.              Restricted Shares.  All shares of the Marshall Common Stock to be received by the Rudy Stockholders hereunder shall be restricted in their resale as provided in the Securities Act, and shall contain a legend as required by Rule 144 promulgated under the Securities Act (“Rule 144”), which shall read as follows:

THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

The restricted nature of such shares shall not be taken into account or any quoted price of the shares on the Effective Date.  Upon receipt of the Marshall Common Stock, each Rudy Stockholder shall execute a Subscription Agreement in the form attached hereto as Exhibit A.  In that regard, the Rudy Stockholders shall acknowledge that Marshall does not have any obligation to register for resale pursuant to the Securities Act, the shares of the Marshall Common Stock to be received by them hereunder.

7.              Directors and Officers.

(a)            The present Board of Directors of the Subsidiary shall serve as the Board of Directors of the Surviving Corporation until the next annual meeting or until such time as their successors have been elected and qualified.

(b)            If a vacancy shall exist on the Board of Directors of the Surviving Corporation on the Effective Date, such vacancy may be filled by the Board of Directors as provided in the Bylaws of the Surviving Corporation.

(c)            All persons who, on the Effective Date, are executive or administrative officers of the Subsidiary shall be officers of the Surviving Corporation until the Board of Directors of the Surviving Corporation shall otherwise determine.  The Board of Directors of the Surviving Corporation may elect or appoint such additional officers as it may deem necessary or appropriate.

8.              Articles of Incorporation.  The Articles of Incorporation of the Subsidiary existing on the Effective Date, as amended to reflect the change of name to Rudy Nutrition, a copy of which is attached hereto as Exhibit B shall continue in full force as the Articles of Incorporation of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

9.              Bylaws.  The Bylaws of the Subsidiary existing on the Effective Date, as amended to reflect the change of name to Rudy Nutrition, a copy of which is attached hereto as Exhibit C shall continue in full force as the Bylaws of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

10.            Copies of the Plan of Merger.  A copy of this Plan of Merger is on file at 1343 Rocky Hills Road, Las Vegas, Nevada 89118, the principal offices of Rudy, and 2750 West Brooks Avenue, Suite 103, North Las Vegas, Nevada 89032, the principal offices of Marshall and the Subsidiary.  A copy of this Plan of Merger will be furnished to any stockholder of Rudy, Marshall, or the Subsidiary, on written request and without cost.

11.            Representations and Warranties of Rudy.  Where a representation contained in this Agreement is qualified by the phrase “to the best knowledge of Rudy” (or words of similar import), such expression means that, after having conducted a due diligence review, Rudy believes the statement to be true, accurate, and complete in all material respects.  Knowledge shall not be imputed nor shall it include any matters which such person should have known or should have been reasonably expected to have known.  Rudy represents and warrants to Marshall as follows:

(a)            Power and Authority.  Rudy has full power and authority to execute, deliver, and perform this Agreement and all other agreements, certificates or documents to be delivered in connection herewith, including, without limitation, the other agreements, certificates and documents contemplated hereby (collectively the “Other Agreements”).

(b)            Binding Effect.  Upon execution and delivery by Rudy, this Agreement and the Other Agreements shall be and constitute the valid, binding and legal obligations of Rudy, enforceable against Rudy in accordance with the terms hereof and thereof, except as the enforceability hereof or thereof may be subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors’ rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c)            Effect.  Neither the execution and delivery of this Agreement or the Other Agreements nor full performance by Rudy of its obligations hereunder or thereunder will violate or breach, or otherwise constitute or give rise to a default under, the terms or provisions of the Articles of Incorporation or Bylaws of Rudy or, subject to obtaining any and all necessary consents, of any contract, commitment or other obligation of Rudy or necessary for the operation of Rudy’s business (the “Business”) following the Merger or any other material contract, commitment, or other obligation to which Rudy is a party, or create or result in the creation of any encumbrance on any of the property of Rudy.  Except as otherwise disclosed to Marshall before the date of this Agreement and disclosed on Schedule 11(c) attached hereto, Rudy is not in violation of its Articles of Incorporation, its Bylaws, or of any indebtedness, mortgage, contract, lease, or other agreement or commitment.

(d)            No Consents.  No consent, approval or authorization of, or registration, declaration or filing with any third party, including, but not limited to, any governmental department, agency, commission or other instrumentality, will, except such consents, if any, delivered or obtained on or prior to the Effective Date, be obtained or made by Rudy prior to the Effective Date to authorize the execution, delivery and performance by Rudy of this Agreement or the Other Agreements.

(e)            Capitalization.  Rudy is authorized by its Articles of Incorporation to issue 400,000,000 shares of the Rudy Preferred Stock and 5,000,000,000 shares of the Rudy Common Stock.  As of the date of this Agreement, there are 126,614,995 shares of the Rudy Preferred Stock and 2,221,817,606 shares of the Rudy Common Stock duly and validly issued and outstanding, fully paid, and non-assessable.  There are no outstanding options, contracts, commitments, warrants, preemptive rights, agreements or any rights of any character affecting or relating in any manner to the issuance of the Rudy Preferred Stock or the Rudy Common Stock or other securities or entitling anyone to acquire the Rudy Preferred Stock or the Rudy Common Stock or other securities of Rudy.

(f)            Stock Ownership.  Following the Rudy Corporate Action and on the Effective Date, Rudy will have 67 stockholders, of which no more than 35 will be “unaccredited investors” after referencing the term “accredited investor” as defined in the Securities Act, who will have good, absolute, and marketable title to 127,282,309 shares of the Rudy Common Stock as described herein, which will constitute 100 percent of the issued and outstanding shares of the Rudy Common Stock.  Rudy has the complete and unrestricted right, power and authority to cause the Merger pursuant to this Agreement.  The delivery of the Rudy Common Stock to the Subsidiary as herein contemplated will vest in the Subsidiary good, absolute and marketable title to the shares of the Rudy Common Stock as described herein, free and clear of all liens, claims, encumbrances, and restrictions of every kind, except those restrictions imposed by applicable securities laws or this Agreement.

(g)           Organization and Standing of Rudy.  Rudy is a duly organized and validly existing Nevada corporation in good standing, with all requisite corporate power and authority to carry on the Business as presently conducted in each of the jurisdictions where it is currently doing business.  Rudy has qualified to do business in the states reflected on Schedule 11(g) attached hereto.

(h)            Rudy Subsidiaries.  Rudy has one subsidiary, Rudy Beverage, Inc., a Nevada corporation.

(i)             Employees.  Rudy has no employees.

(j)             Financial Statement.  Rudy has furnished Marshall and the Subsidiary an audited consolidated balance sheet of Rudy as of June 30, 2008, and the related consolidated statement of income and retained earnings for the period covered thereby (the “Financial Statement”).  The Financial Statement (i) is in accordance with the books and records of Rudy; (ii) fairly presents the financial condition of Rudy at such date and the results of its operations for the period therein specified; (iii) was prepared in accordance with generally accepted accounting principles applied upon a basis consistent with prior accounting periods; and (iv) with respect to all contracts and commitments of Rudy, reflects adequate reserves for all reasonably anticipated losses and costs in excess of anticipated income.  Specifically, but not by way of limitation, the Financial Statement discloses all of the debts, liabilities, and obligations of any nature (whether absolute, accrued, contingent, or otherwise and whether due or to become due) of Rudy on the dates therein specified (except such debts, liabilities, and obligations as are not required to be reflected therein in accordance with generally accepted accounting principles).

(k)            Present Status.  Since the date reflected on the Financial Statement, except as reflected on Schedule 11(k) attached hereto, Rudy has not (i) incurred any material obligations or material liabilities, absolute, accrued, contingent, or otherwise, except current trade payables; (ii) discharged or satisfied any liens or encumbrances, or paid any obligations or liabilities, except current Financial Statement liabilities and current liabilities incurred since the dates reflected on the Financial Statement, in each case, in the ordinary course of business; (iii) declared or made any stockholder payment or distribution or purchased or redeemed any of its securities or agreed to do so; (iv) mortgaged, pledged, or subjected to lien, encumbrance, or charge any of its assets except as shall be removed prior to or at the Effective Date; (v) canceled any debt or claim; (vi) sold or transferred any assets of a material value except sales from inventory in the ordinary course of business; (vii) suffered any damage, destruction, or loss (whether or not covered by insurance) materially affecting its properties, business, or prospects; (viii) waived any rights of a material value; (ix) entered into any transaction other than in the ordinary course of business.  Further, since the date reflected on the Financial Statement, except as reflected on Schedule 11(k) attached hereto, there has not been any change in or any event or condition (financial or otherwise) affecting the property, assets, liabilities, operations, or prospects of Rudy, other than changes in the ordinary course of its business, none of which has (either when taken by itself or taken in conjunction with all other such changes) been materially adverse.

(l)             Tax Returns and Audits.  As of the date of this Agreement, except as reflected on Schedule 11(l) attached hereto, Rudy has duly filed all federal, state, and local tax returns as required to be filed by it (including, but not limited to, all payroll or other employment related tax returns), and has paid all federal, state and local taxes, including, but not limited to all payroll and employment taxes, required to be paid with respect to the periods covered by such returns.  Except as reflected on Schedule 11(l) attached hereto, Rudy has not been delinquent in the payment of any tax, assessment, or governmental charge, and has not had any tax deficiencies proposed or assessed against it and has not executed any waiver of the statute of limitations on the assessment or collection of any tax.

(m)           Litigation.  Other than as reflected on Schedule 11(m) attached hereto, Rudy has disclosed all litigation, arbitrations, claims, governmental or other proceedings (formal or informal), or investigations pending, threatened, or in prospect (or any basis therefor known to Rudy) with respect to Rudy, or any of its business, properties, or assets prior to the execution of this Agreement.  Except as reflected on Schedule 11(m) attached hereto, Rudy is not affected by any present or threatened strike or other labor disturbance or, to the best knowledge of Rudy, is any union attempting to represent any employee of Rudy as collective bargaining agent.  Rudy is not in material violation of, or in material default with respect to, any law, rule, regulation, order, judgment, or decree; nor are Rudy required to take any action in order to avoid such a violation or default.

(n)            Compliance with Laws and Regulations.  Except as otherwise disclosed in Schedule 11(n) attached hereto, to the best knowledge of Rudy, Rudy is in material compliance, with all laws, ordinances, codes, restrictions, regulations (environmental and otherwise) and other legal requirements applicable to the conduct of the Business, the noncompliance with which would be likely to have a material adverse effect on the Business; and there are no lawsuits or proceedings pending or, to its best knowledge, threatened with respect to the foregoing.

(o)            No Defaults.  Other than as reflected on Schedule 11(o) attached hereto, to the best knowledge of Rudy, Rudy is not in default under any provision, of any lease, contract, commitment, obligation, note, bond, debenture, mortgage, indenture, security agreement, guaranty, or other instrument of indebtedness, and no existing condition exists which, with the giving of notice or the passage of time, or both, would constitute such a default, in either case, which default is or would be likely to have a material adverse effect on the Business.

(p)            Permits and Approvals.  Except as otherwise disclosed on Schedule 11(p) attached hereto, to the best knowledge of Rudy, Rudy has all permits and approvals required for the conduct of the Business and is not in material default under any permit, approval or qualification, which default is likely to have a material adverse effect on Rudy or the Business, nor is there any existing condition which, with the giving of notice or the passage of time, or both, would constitute such a material default; (ii) other than those items listed on Schedule 11(p) attached hereto, no permit, approval or qualification of any government or governmental unit, agency, board, body or instrumentality, whether federal, state or local, is necessary for the conduct of the Business as same has been and is being conducted; and (iii) there is no lawsuit or proceeding pending or threatened with respect to any of the foregoing.  Provided, however, Marshall recognizes there may be products which have not been introduced to the market or under development that do not have required approvals.

(q)            Properties.  Except as reflected on Schedule 11(q) attached hereto, Rudy has good and marketable title in fee simple absolute to all real properties and good title to all other properties and assets used in its business or owned by it (except real and other properties and assets as are held pursuant to leases or licenses), free and clear of all liens, mortgages, security interests, pledges, charges, and encumbrances, other than as shown on the Financial Statement, including, but not limited to a tax lien for unpaid real estate taxes.  Moreover:

(i)             No real property owned, leased, licensed, or used by Rudy lies in an area which is, or to the best knowledge of Rudy will be, subject to zoning, use, or building code restrictions which would prohibit, and no state of facts relating to the actions or inaction of another person or entity or their ownership, leasing, licensing, or use of that real property in the business in which Rudy is now engaged or the business in which it contemplates engaging.

(ii)            The real and other properties and assets owned, leased, or licensed by Rudy constitute all such properties and assets which are necessary to the business of Rudy as presently conducted or as it contemplates conducting.

(r)             Patents and Trademarks.  Except as reflected on Schedule 11(r) attached hereto, to the best of the best knowledge of Rudy, Rudy owns, possesses and has good title to all of the copyrights, trademarks, trademark rights, patents, patent rights, and licenses necessary in the conduct of the Business.  Except as reflected on Schedule 11(r) attached hereto, to the best knowledge of Rudy, Rudy is not infringing upon or otherwise acting adversely to the rights of any person, under, or in respect to, any copyrights, trademarks, trademark rights, patents, patent rights, or licenses owned by any person or entity, and there is no claim or pending or threatened action with respect thereto.  Rudy has the unrestricted right to use (free and clear of any rights or claims of others) all trade secrets, customer lists, manufacturing and other processes incident to the manufacture, use or sale of any and all products presently sold by it.

(s)            Compliance with Environmental Laws.  Except as otherwise disclosed on Schedule 11(s) attached hereto, to the best knowledge of Rudy, Rudy has not violated and is not in violation of the Federal Clean Air Act (42 U.S.C. 7401, et seq.), Federal Water Pollution Control Act (33 U.S.C. 1251, et seq.), the Federal Resource Conservation and Recovery Act of 1976 (42 U.S.C. 6901, et seq.), the Federal Comprehensive Environmental Responsibility, Clean Up and Liability Act of 1980 (42 U.S.C. 9601, et seq.), the Federal Toxic Substance Control Act of 1976 (15 U.S.C. 2601, et seq.) or any state or local laws or ordinances regulating the subjects covered by the federal statutes identified above, including rules and regulations thereunder.  Prior to the Effective Date, Rudy either directed, participated in and/or authorized that studies of the environmental status of Rudy’s properties and operations of the Business be prepared, which studies are listed or otherwise described in Schedule 11(s) hereto (collectively the “Studies”).  The Studies, as well as those other matters, correspondence, reports and the like disclosed in Schedule 11(s) hereto, have been delivered to Marshall and Marshall’s counsel and environmental consultants and are incorporated herein by reference as though set out herein.

(t)            Absence of Certain Changes or Events.  Except as otherwise disclosed on Schedule 11(t) attached hereto, since June 30, 2008, there has not been any change in or any event or condition (financial or otherwise) affecting the property, assets (including cash and all accounts receivable), liabilities, operations, or prospects of Rudy, other than changes in the ordinary course of its business, none of which has (either when taken by itself or taken in conjunction with all other such changes) been materially adverse.

(u)            Purchase and Outstanding Bids.  No purchase commitments of Rudy are in excess of normal, ordinary, and usual requirements of its business, or were made at any price in excess of the then current market price or contained terms and conditions more onerous than those usual and customary in the industry.

(v)            Insurance Policies.  There are in full force all policies of fire, liability, and other forms of insurance pertaining to the properties and assets of Rudy as disclosed on Schedule 11(v) attached hereto.  Such policies are in an amount and against such losses and risks as are generally maintained by comparable businesses, copies of which have been delivered to Marshall upon the execution of this Agreement.

(w)           Compensation of Officers and Others.  Except as otherwise disclosed on Schedule 11(w) attached hereto, since June 30, 2008, there has not been any change in any compensation, commission, bonus, or other remuneration payable to any officer, director, agent, employee, or consultant of Rudy, other than in the ordinary course of business.

(x)            Inventory.  Except as otherwise disclosed on Schedule 11(x) attached hereto, the inventory of Rudy which is reflected on the Financial Statement and all inventory items which have been acquired since June 30, 2008, consists of goods of such quality and in such quantities as are salable in the ordinary course of its business with normal markup at prevailing market prices.  Each item of the inventory was valued at the then current cost, if possible, and if not, at the then current manufacturer’s regular cost sheet available to distributors.  Except as otherwise disclosed on Schedule 11(x) attached hereto, since June 30, 2008, Rudy has continued to replenish its inventory in a normal and customary manner consistent with the prior and prudent practice prevailing in the business of Rudy.

(y)            Schedule of Assets.  As disclosed on Schedule 11(y) attached hereto, is a schedule of assets owned by Rudy containing (i) a true and complete listing of all property owned by Rudy; (ii) a true and complete legal description of all real properties in which Rudy has a leasehold interest, together with a description of each indenture, lease, sublease, or other instrument under which Rudy claims or holds such leasehold interest, each of which is a good and valid leasehold interest, and all of which are in effect and enforceable according to their respective terms; (iii) a true and complete list of all patents, patent applications, patent licenses, trademarks, trademark registrations, and applications therefor, trade names, copyrights, and copyright registrations and applications therefor owned by Rudy; and (iv) as of June 30, 2008, a true and complete list of all accounts receivable of Rudy, together with information as to the aging of each such account receivable.

(z)            Status on the Effective Date.  On the Effective Date, Rudy shall have (i) cash balances, plus certificates of deposit, equal to not less than $150,000; (ii) accounts receivable, plus inventory, less accounts payable, equal to not less than $20,000; and (iii) a stockholders’ equity of not less than $200,000.  Rudy shall deliver to Marshall on the Effective Date a schedule prepared by the Chief Financial Officer of Rudy stating the amount of the items described in this paragraph as of the Effective Date.

(aa)          Labor Matters.  Except as disclosed in Schedule 11(aa) hereto, to the best knowledge of Rudy, Rudy is in material compliance with all applicable laws, rules or regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, and Rudy has not engaged in any unfair or illegal labor practice which has not been remedied as of the date hereof.  There is no unfair labor practices complaint or charge of employment discrimination pending or, to the best knowledge of Rudy, threatened in writing against Rudy with respect to any of the employees before the National Labor Relations Board, if applicable, the Equal Employment Opportunity Commission, or any other state, federal or local court or governmental board, agency or commission.  There is no labor strike, dispute, work slowdown, work stoppage or other job action pending or, to the best knowledge of Rudy, threatened against Rudy.

(bb)          Employment Contracts.  Except as disclosed in Schedule 11(bb) hereto, Rudy has no employment contract, written or otherwise, with any employee or former employee.

(cc)          Compliance with Law and Other Instruments.  The business and operations of Rudy have been and are being conducted in accordance with all applicable laws, rules and regulations of all authorities, except those which do not (either individually or in the aggregate) materially and adversely affect Rudy.

(dd)          Contracts.  Except as disclosed on Schedule 11(dd) attached hereto or on any other schedule attached to this Agreement, Rudy is not a party to, or otherwise bound by any (i) written or oral contract; (ii) employment or consultant contract not terminable at will without cost or other liability; (iii) labor union contracts; (iv) bonus, pension, profit sharing, retirement, share purchase, stock option, hospitalization, group insurance, or similar employee benefit plan; (v) any real or personal property lease, as lessor or lessee; (vi) advertising or public relations contract; (vii) purchase, supply or service contract, which cannot be terminated without cost or expense to Rudy if such termination occurs with less than 30 day’s notice; (viii) deed of trust, mortgage, conditional sales contract, security agreement, pledge agreement, trust receipt, or any other agreement or arrangement whereby any of the assets or property of Rudy is subject to a lien, encumbrance, charge or other restriction except such as shall be satisfied prior to the Effective Date; (ix) license agreement, whether as licensee or licensor; (x) contract or agreement involving any expenditure by Rudy of more than $2,500.00 in the aggregate; (xi) contract or agreement which Rudy cannot terminate by giving less than 30 day’s notice; and (xii) contract to be performed in whole or in part more than 90 days from the date thereof and which cannot be terminated without cost or liability to Rudy.

Other than as disclosed on Schedule 11(dd) attached hereto, to the best knowledge of Rudy, Rudy has in all respects performed all obligations required to be performed to date, and is not in material default in any respect under any of the contracts, agreements, leases, documents, or other commitments to which it is a party or otherwise bound or affected.  All parties having material contracts with Rudy are in material compliance therewith, and are not in material default thereunder.

(ee)          Authority to Merge.  Rudy has all requisite power and authority to execute, deliver, and perform this Agreement.  All necessary corporate proceedings of Rudy have been duly taken to authorize the execution, delivery, and performance of this Agreement by Rudy.  This Agreement has been duly authorized, executed and delivered by Rudy; is the legal, valid, and binding obligation of Rudy; and is enforceable as to it in accordance with its terms subject to any laws relating to bankruptcy or any other similar laws.

No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration of filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by Rudy for the execution, delivery, or performance of this Agreement by Rudy.  No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which Rudy is a party, or to which any of its properties or assets are subject, is required for the execution, delivery or performance of this Agreement; and the execution, delivery, and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the articles of incorporation (or other charter document) or bylaws of Rudy or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on Rudy or to which any of its operations, business, properties, or assets are subject.

(ff)            Records.  The books of account and minute books of Rudy are complete and correct, and reflect all those transactions involving its business which properly should have been set forth in such books.

(gg)          SEC Filings.  Rudy has had the opportunity to review and has reviewed all of Marshall’s filings with the SEC (the “SEC Filings”).

(hh)          Representations and Warranties True and Complete.  All representations and warranties of Rudy in this Agreement and the Other Agreements are true, accurate and complete in all material respects as of the Effective Date.

(ii)            No Knowledge of Default.  Rudy has no knowledge that any representations and warranties of Marshall and the Subsidiary contained in this Agreement or the Other Agreements are untrue, inaccurate or incomplete or that Marshall or the Subsidiary is in default under any term or provision of this Agreement or the Other Agreements.

(jj)            No Untrue Statements.  No representation or warranty by Rudy in this Agreement or in any writing furnished or to be furnished pursuant hereto, contains or will contain any untrue statement of a material fact, or omits, or will omit to state any material fact required to make the statements herein or therein contained not misleading.

(kk)          Reliance.  The foregoing representations and warranties are made by Rudy with the knowledge and expectation that Marshall and the Subsidiary are placing complete reliance thereon.

12.            Representations and Warranties of Marshall.  Where a representation contained in this Agreement is qualified by the phrase “to the best knowledge of Marshall” (or words of similar import), such expression means that, after having conducted a due diligence review, Marshall believes the statement to be true, accurate, and complete in all material respects.  Knowledge shall not be imputed nor shall it include any matters which such person should have known or should have been reasonably expected to have known.  Marshall hereby represents and warrants to Rudy as follows:

(a)            Power and Authority.  Marshall and the Subsidiary have full power and authority to execute, deliver and perform this Agreement and the Other Agreements.

(b)            Binding Effect.  Upon execution and delivery by Marshall and the Subsidiary, this Agreement and the Other Agreements shall be and constitute the valid, binding and legal obligations of Marshall and the Subsidiary enforceable against them in accordance with the terms hereof or thereof, except as the enforceability hereof and thereof may be subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors’ rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c)            No Consents.  No consent, approval or authorization of, or registration, declaration or filing with any third party, including, but not limited to, any governmental department, agency, commission or other instrumentality, will, except such consents, if any, delivered or obtained on or prior to the Effective Date, be obtained or made by Marshall and the Subsidiary prior to the Effective Date to authorize the execution, delivery and performance by Marshall and the Subsidiary of this Agreement or the Other Agreements.

(d)            Access to Records.  Marshall shall afford Rudy and its attorneys, accountants, investment bankers and other representatives access, during normal business, to all of its business operations, properties, books, files, and records, and will cooperate in their examination thereof.  No such examination, however, shall constitute a waiver or relinquishment by Rudy of its right to rely upon covenants, representations, and warranties of Marshall and the Subsidiary made herein or pursuant hereto.  Until the Effective Date or the termination of this Agreement, whichever shall occur first, and after the termination of this Agreement in the event this Agreement does not close, Rudy will hold in confidence all information so obtained by Rudy as a result of such examination.

(e)            Financial Statement.  Marshall has furnished Rudy by means of the SEC Edgar web site containing Marshall’s SEC Filings an audited consolidated balance sheet of Marshall as of June 30, 2008, and the related consolidated statement of income and retained earnings for the period covered thereby (the “Marshall Financial Statement”).  The Marshall Financial Statement (i) is in accordance with the books and records of Marshall; (ii) fairly presents the financial condition of Marshall at such date and the results of its operations for the period therein specified; (iii) was prepared in accordance with generally accepted accounting principles applied upon a basis consistent with prior accounting periods; and (iv) with respect to all contracts and commitments of Marshall, reflects adequate reserves for all reasonably anticipated losses and costs in excess of anticipated income.  Specifically, but not by way of limitation, the Marshall Financial Statement discloses all of the debts, liabilities, and obligations of any nature (whether absolute, accrued, contingent, or otherwise and whether due or to become due) of Marshall on the dates therein specified (except such debts, liabilities, and obligations as are not required to be reflected therein in accordance with generally accepted accounting principles).

(f)             Litigation.  Other than as reflected on the SEC Edgar web site containing Marshall’s SEC Filings, Marshall has disclosed all litigation, arbitrations, claims, governmental or other proceedings (formal or informal), or investigations pending, threatened, or in prospect (or any basis therefor known to Marshall) with respect to Marshall, or any of its business, properties, or assets prior to the execution of this Agreement.  Except as reflected on the SEC Edgar web site containing Marshall’s SEC Filings, Marshall is not affected by any present or threatened strike or other labor disturbance or, to the best knowledge of Marshall, is any union attempting to represent any employee of Marshall as collective bargaining agent.  Marshall is not in material violation of, or in material default with respect to, any law, rule, regulation, order, judgment, or decree; nor is Marshall required to take any action in order to avoid such a violation or default.

(g)            Compliance with Laws and Regulations.  Except as otherwise disclosed on the SEC Edgar web site containing Marshall’s SEC Filings, to the best knowledge of Marshall, Marshall is in material compliance, with all laws, ordinances, codes, restrictions, regulations (environmental and otherwise) and other legal requirements applicable to the conduct of its business, the noncompliance with which would be likely to have a material adverse effect on its business; and there are no lawsuits or proceedings pending or, to its best knowledge, threatened with respect to the foregoing.

(h)            Absence of Certain Changes or Events.  Except as otherwise disclosed on the SEC Edgar web site containing Marshall’s SEC Filings, since June 30, 2008, there has not been any change in or any event or condition (financial or otherwise) affecting the property, assets (including cash and all accounts receivable), liabilities, operations, or prospects of Marshall, other than changes in the ordinary course of its business, none of which has (either when taken by itself or taken in conjunction with all other such changes) been materially adverse.

(i)             Representations and Warranties of True and Complete.  All representations and warranties of Marshall and the Subsidiary in this Agreement and the Other Agreements are true, accurate and complete in all material respects as of the Effective Date.

(j)             No Knowledge of Default.  Marshall and the Subsidiary have no knowledge that any of the representations and warranties of Rudy contained in this Agreement or the Other Agreements are untrue, inaccurate or incomplete in any respect or that Rudy are in default under any term or provision of this Agreement or the Other Agreements.

(k)            No Untrue Statements.  No representation or warranty by Marshall and the Subsidiary in this Agreement or in any writing furnished or to be furnished pursuant hereto, contains or will contain any untrue statement of a material fact, or omits, or will omit to state any material fact required to make the statements herein or therein contained not misleading.

(l)             Reliance.  The foregoing representations and warranties are made by Marshall and the Subsidiary with the knowledge and expectation that Rudy is placing complete reliance thereon.

13.            Actions of Rudy Pending the Effective Date.  Rudy agrees that from the date hereof until the Effective Date:

(a)            Operations.  Rudy will use its best efforts to cause Rudy to (i) be operated in keeping with its customary practices and in compliance with all applicable laws, rules and regulations; and (ii) not engage in any transaction or make any commitment or expenditure.

(b)            No Change in Corporate Charter.  No change will be made in the Articles of Incorporation or Bylaws of Rudy, except as may be first approved in writing by Marshall.

(c)            No Change in Compensation.  No increase will be made in the compensation payable to or to become payable by Rudy to any officer, employee, or agent, nor will any bonus payment or arrangement be made by Rudy to or with any officer, employee, or agent thereof, except as may be first approved in writing by Marshall.

(d)            No Default.  Rudy shall timely pay and/or not suffer any default with respect to any of its contracts, commitments or obligations.  Rudy shall also continue to pay as they become due all accounts payable of Rudy.

(e)            No Contracts.  No contract or commitment will be entered into by or on behalf of Rudy, except as may be first approved in writing by Marshall.

(f)             Banking Relations.  No change will be made affecting the banking and safe deposit arrangements of Rudy, except as may be first approved in writing by Marshall.

(g)            Insurance.  Rudy shall keep all of its property and assets covered hereby insured in accordance with the present practice, and maintain, preserve and keep all improvements on its properties, all equipment, machinery and other personal property covered hereby in reasonably good condition and state of repair, reasonable wear excepted.

(h)            No Liabilities.  Rudy shall not issue nor sell any of its stock, bonds, notes, or other corporate securities, nor incur any obligation or liability except current liabilities incurred in the ordinary course of business, nor mortgage, pledge, grant security interests covering, or additionally subject to lien or encumbrance any of its properties except as may be first approved in writing by Marshall.

(i)             Reduction of Assets.  Rudy shall not reduce any of its assets from what is reflected on the Schedule of Assets to be furnished to Marshall as described in Paragraph 11(y) hereof.

(j)             Access to Records.  Rudy shall afford Marshall and the Subsidiary and their attorneys, accountants, investment bankers and other representatives access, during normal business, to all of its business operations, properties, books, files, and records, and will cooperate in their examination thereof.  No such examination, however, shall constitute a waiver or relinquishment by Marshall and the Subsidiary of their right to rely upon covenants, representations, and warranties of Rudy made herein or pursuant hereto.  Until the Effective Date or the termination of this Agreement, whichever shall occur first, and after the termination of this Agreement in the event this Agreement does not close, Marshall and the Subsidiary will hold in confidence all information so obtained by Marshall and the Subsidiary as a result of such examination.

14.            Conditions Precedent to Obligations of Marshall and the Subsidiary.  All obligations of Marshall and the Subsidiary under this Agreement are subject to the fulfillment, prior to or at the Effective Date, of the following conditions which must be satisfied as herein specified.  In connection with any item to be furnished by Rudy prior to the Effective Date to Marshall under this Paragraph 14, each such item shall be furnished within five days from the date hereof, and Marshall, as well as the counsel of Marshall, must be reasonably satisfied with any such item within 10 days after receipt of any such item.  If Marshall, or the counsel of Marshall, is not reasonably satisfied within 10 days after receipt of any such item to be furnished under this Paragraph 14, then Marshall may, at its sole option, declare that this Agreement is null and void, whereupon no party shall have any liability to the other hereunder or in connection with any other instrument executed in connection with the transactions contemplated herein.  As used herein, the term “reasonably satisfied” shall mean that if any item furnished under this Paragraph 14 is not at material variance with information previously furnished to Marshall or if such item is as specified in this Paragraph 14, then the conditions of this Paragraph 14 shall be deemed to have been satisfied.  Such conditions are as follows:

(a)            Representations and Warranties True at the Effective Date.  The representations and warranties of Rudy herein shall be deemed to have been made again as of the Effective Date, and then be true and correct, subject to any changes contemplated by this Agreement.  Rudy shall have performed all of the obligations to be performed by it hereunder on or prior to the Effective Date.

(b)            Proof of Authority.  Marshall’s counsel shall have received evidence reasonably sufficient to such counsel that Rudy has all requisite authorizations necessary for consummation by Rudy of the transactions contemplated hereby, and there has not been issued, and there is not in effect, any injunction or similar legal order prohibiting or restraining consummation of any of the transactions herein contemplated, and no legal or governmental action, proceeding or investigation which might reasonably be expected to result in any such injunction or order is pending.

(c)            Form 15 Filing.  Proof of the filing and effectiveness of a Form 15 filed by Rudy with the SEC containing a Certification and Notice of Termination of Registration under Section 12(g) of the Securities Exchange Act of 1934, as amended, with respect to the Rudy Common Stock.

(d)            Deliveries at the Effective Date.  Rudy shall have delivered to Marshall and the Subsidiary at the Effective Date all of the documents required to be delivered hereunder.

(e)            Inventory.  Rudy shall take a physical inventory for each item on the perpetual inventory system of Rudy in order to determine the value of each item in the books and records of Rudy and that each item so priced has a realizable value equal to the amount so recorded for each such item.  The manner of pricing each item of the inventory shall be by using the current cost, if available, and if not, then by using the current manufacturer's regular cost sheets made available to distributors.  Provided, however, any broken, damaged, incomplete or obsolete items and items not then listed in the cost or the current manufacturer's regular cost sheets shall not be included for the purposes of determining the value of the inventory.  Marshall, or any of its representatives, shall have the right to observe the taking of such inventory and to test the results thereof.  Upon completion of such inventory, a schedule of inventory results will be prepared by the Chief Financial Officer of Rudy and delivered to Marshall.  If such inventory is not satisfactory to Marshall, then Marshall shall have the option to terminate this Agreement pursuant to the terms of this Paragraph 14.

(f)             Form 10-Q.  Marshall shall have received a copy of Rudy’s Form 10-Q for the quarterly period ended September 30, 2008.

(g)            Compensation Paid by Rudy.  Rudy shall have delivered to Marshall a true and complete list as of the date of this Agreement, certified by the Treasurer of Rudy, showing (i) the names of all persons whose compensation from Rudy for the fiscal year ending June 30, 2008, equaled or exceeded $5,000 per month, together with a statement of the full amount paid or payable to any such person for services rendered or to be rendered to Rudy for the period ending June 30, 2008, and the basis therefor; (ii) the name of each bank in which Rudy has an account, or safe deposit box, and the names of all persons authorized to draw thereon, or have access thereto.

(h)            Environmental Matters.  Before the Effective Date, Marshall shall have access to the properties of Rudy and the Business to perform the environmental studies that it deems reasonably necessary.  In the event that Marshall shall not be reasonably satisfied with any such environmental studies, Rudy shall have the right, but not the obligation, to remedy any condition noted by Marshall within a reasonable time after written notice from Marshall.  If such noted condition has not been corrected by the Effective Date, Marshall shall have the option to terminate this Agreement, whereupon no party shall have any liability to any other party hereunder or in connection with any other instrument executed in relation to the transactions contemplated herein.

(i)             Certificates of Good Standing.  Rudy shall have delivered to Marshall certificates or telegrams issued by appropriate governmental authorities evidencing the good standing of Rudy as of a date not more than 10 days prior to the Effective Date, in the State of Nevada and in each state where Rudy is qualified to do business.

(j)             Resolutions.  Marshall’s counsel shall have received certified resolutions of the Board of Directors of Rudy and the Rudy Stockholders pursuant to which this Agreement and the transactions contemplated hereby were duly and validly approved, adopted and ratified by the Board of Directors of Rudy and the Rudy Stockholders, all in form and content satisfactory to such counsel, authorizing (i) the execution, delivery and performance of this Agreement, (ii) such other documents and instruments as shall be necessary to consummate the transactions contemplated hereby and thereby, and (iii) all actions to be taken by Rudy hereunder.

(k)            Opinion of Counsel.  Rudy shall have delivered at the Effective Date to Marshall an opinion of its counsel dated as of date of the Effective Date in form and substance reasonably satisfactory to Marshall and its counsel, to the effect that (i) Rudy is a duly and validly organized and existing corporation in good standing under the laws of the State of Nevada, and in each state where Rudy may be qualified as a foreign corporation, with full corporate power to carry on the business in which it is engaged; (ii) the performance of this Agreement and the consummation of the transactions contemplated herein will not result in any breach or violation of any terms or provisions of or cause a default under the Articles of Incorporation or Bylaws of Rudy or, to Rudy’s said counsel best knowledge and belief any order, rule, or regulation of any court, governmental agency or body having jurisdiction over Rudy, or any of its activities, properties, any statute, indenture, mortgage, deed of trust, lease, loan agreement, security agreement, or other agreement or instrument known to said counsel, to which Rudy is a party or by which it is bound or to which any of its property is subject; (iii) no provision of the Articles of Incorporation, Bylaws, minutes or share certificates of Rudy or, to Rudy’s said counsel’s best knowledge and belief, any contract to which Rudy is a party or otherwise bound or affected, prevents the Rudy Stockholders from delivering good, absolute, and marketable title to the Rudy Common Stock to Marshall as contemplated by this Agreement; (iv) Rudy is authorized by its Articles of Incorporation to issue 400,000,000 shares of the Rudy Preferred Stock and 5,000,000,000 shares of the Rudy Common Stock; (v) that as of the date of this Agreement, there were 126,614,995 shares of the Rudy Preferred Stock and 2,221,817,606 shares of the Rudy Common Stock duly and validly issued and outstanding, fully paid, and non-assessable; (vi) before the Effective Date, all shares of the Rudy Preferred Stock were converted into shares of the Rudy Common Stock, and the Rudy Common Stock was reverse split into 667,314 shares, whereupon there are 127,282,309 shares of the Rudy Common Stock duly and validly issued and outstanding, fully paid, and non-assessable held by 67 Rudy Stockholders of which no more than 35 will be “unaccredited investors” after referencing the term “accredited investor” as defined in the Securities Act, and subject to the terms of the Merger as of the Effective Date; (vii) to the best knowledge and belief of such counsel the issuance and sale of the Rudy Preferred Stock and the Rudy Common Stock did not violate the Securities Act, or the rules and regulations of the SEC thereunder, or applicable state securities or Blue Sky Laws, and that Rudy has no other authorized or outstanding series or class of capital stock or other securities; and (viii) such counsel has no knowledge of any litigation, proceeding, or governmental investigation or labor dispute pending or threatened against or relating to Rudy, its properties or businesses, except as set forth herein or in said opinion.

(l)             Status of Litigation.  With respect to any matters affecting Rudy and in litigation as described in Schedule 11(m) attached hereto, Marshall shall have the right to make an independent review of such matters.  If Marshall is not satisfied with such review, then Marshall shall have the option to terminate this Agreement pursuant to the terms of this Paragraph 14.

(m)           Tax Returns.  Rudy shall have delivered to Marshall copies of all federal and state tax returns for Rudy, including but not limited to all income, payroll, sales, excise, use and franchise tax returns for Rudy, together with any audit reports issued in connection with any such returns.

(n)            Corporate Records, etc.  Rudy shall have delivered to Marshall copies of the Articles of Incorporation, Bylaws, minute books, and other corporate governance materials used since the inception of Rudy.

(o)            Certification.  Rudy shall have delivered to Marshall at the Effective Date a certificate dated as of the Effective Date, executed by Rudy, certifying that the conditions specified in this Paragraph 14 have been fulfilled.

(p)            Other Matters.  All corporate and other proceedings and actions taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments and documents mentioned herein or incident to any such transaction shall be satisfactory in form and substance to Marshall and its counsel, whose approval shall not be unreasonably withheld.

15.            Conditions Precedent to Obligations of Rudy.  All obligations of Rudy under this Agreement are subject to the fulfillment, prior to or at the Effective Date, of the following conditions:

(a)            Representations and Warranties True at Effective Date.  The representations and warranties of Marshall and the Subsidiary herein shall be deemed to have been made again at the Effective Date, and then be true and correct, subject to any changes contemplated by this Agreement.  Marshall and the Subsidiary shall have performed all of the obligations to be performed by Marshall and the Subsidiary hereunder on or prior to the Effective Date.

(b)            Proof of Authority.  Counsel for Rudy shall have received evidence reasonably sufficient to such counsel that Marshall and the Subsidiary have all requisite authorizations necessary for consummation by Marshall and the Subsidiary of the transactions contemplated hereby, and there has not been issued, and there is not in effect, any injunction or similar legal order prohibiting or restraining consummation of any of the transactions herein contemplated, and no legal or governmental action, proceeding or investigation that might reasonably be expected to result in any such injunction or order is pending.

(c)            Form 10-Q.  Rudy shall have received a copy of Marshall’s Form 10-Q for the quarterly period ended September 30, 2008.

(d)            Opinion of Counsel.  Marshall shall have delivered at the Effective Date to Rudy an opinion of their counsel dated as of date of the Effective Date in form and substance satisfactory to Rudy and their counsel, to the effect that (i) each of Marshall and the Subsidiary is a duly and validly organized and existing corporation in good standing under the laws of the state of its organization, with full corporate power to carry on the business in which it is engaged; (ii) the performance of this Agreement and the consummation of the transactions contemplated herein will not result in any breach or violation of any terms or provisions of or cause a default under the Articles of Incorporation, as amended, or Bylaws, as amended, of Marshall and the Subsidiary or, to said counsel’s best knowledge and belief, any order, rule, or regulation of any court, governmental agency or body having jurisdiction over Marshall or the Subsidiary or any of its activities, properties, any statute, indenture, mortgage, deed of trust, lease, loan agreement, security agreement, or other agreement or instrument known to said counsel, to which it is a party or by which it is bound or to which any of its property is subject; (iii) no provision of the Articles of Incorporation, as amended, Bylaws, as amended, minutes or share certificates of Marshall or the Subsidiary or, to its said counsel’s best knowledge and belief, any contract to which it is a party or otherwise bound or affected, prevents Marshall and the Subsidiary from performing their obligations as contemplated by this Agreement; and (iv) to the best knowledge and belief of such counsel the issuance and sale of the Marshall Common did not violate the Securities Act, or the rules and regulations of the SEC thereunder, or applicable state securities or Blue Sky Laws.

(e)            No Orders.  There has not been issued, and there is not in effect, any injunction or similar legal order prohibiting or restraining consummation of any of the transactions herein contemplated, and no legal or governmental action, proceeding or investigation which might reasonably be expected to result in any such injunction or order is pending.

(f)             Other Matters.  All corporate and other proceedings and actions taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments and documents mentioned herein or incident to any such transaction shall be satisfactory in form and substance to Rudy and its counsel, whose approval shall not be unreasonably withheld.

16.            The Nature and Survival of Representations, Covenants and Warranties.  All statements and facts contained in any memorandum, certificate, instrument, or other document delivered by or on behalf of the parties hereto for information or reliance pursuant to this Agreement, shall be deemed representations, covenants and warranties by the parties hereto under this Agreement.  All representations, covenants and warranties of the parties shall survive the Effective Date and all inspections, examinations, or audits on behalf of the parties, shall expire 18 months following the Effective Date.

17.            Records of Rudy.  For a period of five years following the Effective Date, the books of account and records of Rudy pertaining to all periods prior to the Effective Date shall be available for inspection by the Rudy Stockholders for use in connection with tax audits.

18.            Destruction of Property.  If, on or before the Effective Date, any substantial portion of the fixed assets of Rudy shall suffer a loss of fire, flood, tornado, hurricane, riot, accident or other calamity, whether or not insured, to such an extent that in the opinion of Marshall there will be such a delay in repairing or replacing said assets so as to materially affect the future operations of Rudy, then Marshall may, at its sole option, terminate this Agreement without cost, expense, or liability to either party.

19.            Default by Marshall or the Subsidiary.  If Rudy does not default hereunder and either of Marshall or the Subsidiary defaults hereunder, Rudy may elect to terminate this Agreement as well as any other agreement executed by Rudy in connection with the transactions contemplated by this Agreement, including but not limited to any independent nondisclosure agreement or any other independent agreements, whereupon no party shall be liable to the others hereunder, or Rudy may assert any remedy, including specific performance, which Rudy may have by reason of any such default.  From and after the Effective Date, subject to the terms and provisions hereof, in the event of a breach by any party of the terms of this Agreement or any obligation of a party which survives the Effective Date, the non-defaulting party may assert any remedy, either at law or in equity to which such non-defaulting party may be entitled.

20.            Default by Rudy.  If Marshall and the Subsidiary do not default hereunder and Rudy defaults hereunder, Marshall may elect to terminate this Agreement as well as any other agreement executed by Marshall and the Subsidiary in connection with the transactions contemplated by this Agreement, including but not limited to any independent nondisclosure agreement or any other independent agreements, whereupon no party shall be liable to the others hereunder, or Marshall and the Subsidiary may assert any remedy, including specific performance, which Marshall and the Subsidiary may have by reason of any such default of Rudy.  From and after the Effective Date, subject to the terms and provisions hereof, in the event of a breach by any party of the terms of this Agreement or any obligation of a party which survives the Effective Date, the non-defaulting party may assert any remedy, either at law or in equity, to which such non-defaulting party may be entitled.

21.            Termination.  In the event of the termination of this Agreement prior to the Effective Date, no party shall have any obligation to any other in connection herewith or in connection with any other documents which may have been executed by any party with respect to the transactions contemplated by this Agreement whether or not such documents are described herein.

22.            Cooperation.  The parties hereto will each cooperate with the other, at the other’s request and expense, in furnishing information, testimony, and other assistance in connection with any actions, proceedings, arrangements, disputes with other persons or governmental inquiries or investigations involving the parties hereto or the transactions contemplated hereby.

23.            Further Conveyances and Assurances.  After the Effective Date, Rudy, Marshall, and the Subsidiary each, will, without further cost or expense to, or consideration of any nature from the other, execute and deliver, or cause to be executed and delivered, to the other, such additional documentation and instruments of transfer and conveyance, and will take such other and further actions, as the other may reasonably request as more completely to consummate the transactions contemplated hereby.

24.            Effective Date.  The Effective Date of the Merger contemplated hereunder shall be on or before December 15, 2008, subject to acceleration or postponement from time to time as the parties hereto may mutually agree.  The closing of the Merger shall be at 122 Ocean Park Boulevard, Suite 411, Santa Monica, California 90405 at 10:00 a.m. California time on the Effective Date, unless another hour or place is mutually agreed upon by the parties hereto, at which time Articles of Merger for the Subsidiary and Rudy shall be filed with the State of Nevada as described herein

25.            Deliveries on the Effective Date by Rudy.  Following the filing of Articles of Merger for the Subsidiary and Rudy as described herein, on the Effective Date:

(a)            Rudy shall deliver to the Subsidiary certificates representing 127,282,309 shares of the Rudy Common Stock, duly endorsed by the Rudy Stockholders, free and clear of all liens, claims, encumbrances, and restrictions of every kind except for those imposed by applicable securities laws.

(b)            Each of the Rudy Stockholders shall deliver to Marshall the Subscription Agreement in the form described in Exhibit A.

(c)            Rudy shall deliver the certificate of its Chief Financial Officer as described in Paragraph 11(z) hereof.

(d)            Rudy shall deliver the proof of authority as described in Paragraph 14(b) hereof.

(e)            Rudy shall deliver the proof of the effectiveness of the Form 15 containing a Certification and Notice of Termination of Registration under Section 12(g) of the Securities Exchange Act of 1934, as amended, as described in Paragraph 14(c) hereof.

(f)             Rudy shall deliver the schedule of inventory as described in Paragraph 14(e) hereof.

(g)            Rudy shall deliver a copy of Rudy’s Form 10-Q for the quarterly period ended September 30, 2008 as described in Paragraph 14(f) hereof.

(h)            Rudy shall deliver the Schedule of Compensation as described in Paragraph 14(g) hereof.

(i)             Rudy shall deliver the certificates of good standing as described in Paragraph 14(i) hereof.

(j)             Rudy shall deliver copies of the resolutions as described in Paragraph 14(j) hereof.

(k)            Rudy shall deliver the opinion of counsel as described in Paragraph 14(k) hereof.

(l)             Rudy shall deliver the tax returns as described in Paragraph 14(m) hereof.

(m)           Rudy shall deliver the corporate records as described in Paragraph 14(n) hereof.

(n)            Rudy shall deliver the certificate as described in Paragraph 14(o) hereof.

(o)            Rudy shall deliver any other document which may be necessary to carry out the intent of this Agreement.

All documents reflecting any actions taken, received or delivered by Rudy pursuant to this Paragraph 25 shall be reasonably satisfactory in form and substance to Marshall and the Subsidiary and their counsel.

26.            Deliveries on the Effective Date by Marshall.  Following the filing of Articles of Merger for the Subsidiary and Rudy as described herein, on the Effective Date, Marshall shall deliver the following:

(a)            To the Rudy Stockholders, 10,000,000 shares of the Marshall Common Stock free and clear of all liens, claims, encumbrances, and restrictions of every kind, except those restrictions imposed by applicable securities laws or this Agreement.

(b)            To Rudy, the proof of authority as described in Paragraph 15(b) hereof.

(c)            To Rudy, a copy of Marshall’s Form 10-Q for the quarterly period ended September 30, 2008 as described in Paragraph 15(c) hereof.

(d)            To Rudy, the opinion of counsel as described in Paragraph 15(d) hereof.

(e)            To Rudy, any other document which may be necessary to carry out the intent of this Agreement.

All documents reflecting any actions taken, received or delivered by Marshall pursuant to this Paragraph 26 shall be reasonably satisfactory in form and substance to Rudy and its counsel.

27.            No Assignment.  This Agreement shall not be assignable by any party without the prior written consent of the other parties, which consent shall be subject to such party’s sole, absolute and unfettered discretion.

28.            Brokerage.  The parties hereto agree to indemnify and hold harmless each other against, and in respect of, any claim for brokerage or other commissions relative to this Agreement, or the transactions contemplated hereby, based in any way on agreements, arrangements, understandings or contracts made by either party with a third party or parties whatsoever.

29.            Mediation and Arbitration.  All disputes arising or related to this Agreement must exclusively be resolved first by mediation with a mediator selected by the parties, with such mediation to be held in Irvine, California.  If such mediation fails, then any such dispute shall be resolved by binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association in effect at the time the arbitration proceeding commences, except that (a) California law and the Federal Arbitration Act must govern construction and effect, (b) the locale of any arbitration must be in Irvine, California, and (c) the arbitrator must with the award provide written findings of fact and conclusions of law.  Any party may seek from a court of competent jurisdiction any provisional remedy that may be necessary to protect its rights or assets pending the selection of the arbitrator or the arbitrator’s determination of the merits of the controversy.  The exercise of such arbitration rights by any party will not preclude the exercise of any self-help remedies (including without limitation, setoff rights) or the exercise of any non-judicial foreclosure rights.  An arbitration award may be entered in any court having jurisdiction.

30.            Attorneys’ Fees.  In the event that it should become necessary for any party entitled hereunder to bring suit against any other party to this Agreement for a breach of this Agreement, the parties hereby covenant and agree that the party who is found to be in breach of this Agreement shall also be liable for all reasonable attorneys’ fees and costs of court incurred by the other parties.  Provided, however, in the event that there has been no breach of this Agreement, whether or not the transactions contemplated hereby are consummated, each party shall bear its own costs and expenses (including any fees or disbursements of its counsel, accountants, brokers, investment bankers, and finder’s fees).

31.            Benefit.  All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

32.            Notices.  All notices, requests, demands, and other communications hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, if to Rudy, addressed to Mr. Daniel E. (“Rudy”) Ruettiger at P.O. Box 93507, Las Vegas, Nevada 89118, telephone (866) 783-9738, telecopier (702) 948-7215, and e-mail nd45@rudyinternational.com, with a copy to Kevin J. Quinn, Esq. at Quinn & Associates, 122 Ocean Park Boulevard, Suite 411, Santa Monica, California 90405, telephone (310) 392-8865, telecopier (310) 399-3444, and email goirish@kquinn.net, with an additional copy to David J. Levenson, Esq., 7947 Turncrest Drive, Potomac, Maryland 20854, telephone (301) 299-8092, telecopier (301) 299-8093, and email levensonfam@msn.com; and if to Marshall and the Subsidiary, addressed to Mr. Elwood Sprenger at 2750 West Brooks Avenue, Suite 103, North Las Vegas, Nevada 89032, telephone (702) 289-4387, telecopier (702) 442-7756, and e-mail zoobles@earthlink.net, with a copy to Norman T. Reynolds, Esq., Glast, Phillips & Murray, P.C., 815 Walker Street, Suite 1250, Houston, Texas, telephone (713) 237-3135, telecopier (713) 237-3202, and e-mail nreynolds@gpm-law.com.  Any party hereto may change its address upon 10 days’ written notice to any other party hereto.

33.            Construction.  Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

34.            Waiver.  No course of dealing on the part of any party hereto or its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

35.            Cumulative Rights.  The rights and remedies of any party under this Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

36.            Invalidity.  In the event any one or more of the provisions contained in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

37.            Time of the Essence.  Time is of the essence of this Agreement.

38.            Incorporation by Reference.  The Exhibits and Schedules to this Agreement referred to or included herein constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

39.            Multiple Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  A facsimile transmission or PDF of this signed Agreement shall be legal and binding on all parties hereto.

40.            Controlling Agreement.  In the event of any conflict between the terms of this Agreement or any of the Other Agreements or exhibits referred to herein, the terms of this Agreement shall control.

41.            Law Governing; Jurisdiction.  This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to any conflicts of laws provisions thereof.  Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for Orange County, California, as well as of the Superior Courts of the State of California in Orange County, California over any suit, action or proceeding arising out of or relating to this Agreement.  Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

42.            Entire Agreement.  This instrument and the attachments hereto contain the entire understanding of the parties and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

IN WITNESS WHEREOF, the parties have executed this Plan of Merger on November ___, 2008.

MARSHALL HOLDINGS INTERNATIONAL, INC.

By
Elwood Sprenger, Chief Executive Officer

MARSHALL ACQUISITION COMPANY, INC.

By
Elwood Sprenger, Chief Executive Officer

RUDY NUTRITION

By
Daniel E. (“Rudy”) Ruettiger, President

Attachments:
Exhibit A	Subscription Agreement
Exhibit B	Articles of Incorporation of Marshall Acquisition Company, Inc.
Exhibit C	Bylaws of Marshall Acquisition Company, Inc.

Schedule 11(c)	Violations under Documents
Schedule 11(g)	Qualification in Foreign States
Schedule 11(k)	Changes in Financial Statements
Schedule 11(l)	Tax Returns Status
Schedule 11(m)	Litigation
Schedule 11(n)	Compliance with Laws and Regulations
Schedule 11(o)	Defaults
Schedule 11(p)	Permits and Approvals
Schedule 11(q)	Exceptions to Title
Schedule 11(r)	Patents and Trademarks
Schedule 11(s)	Compliance with Environmental Laws
Schedule 11(t)	Changes or Events
Schedule 11(v)	Schedule of Insurance Policies
Schedule 11(w)	Compensation of Officers and Others
Schedule 11(x)	Inventory
Schedule 11(y)	Schedule of Assets

Schedule 11(aa)	Labor Matters
Schedule 11(bb)	Employment Contracts
Schedule 11(dd)	Contracts

EXHIBIT A
SUBSCRIPTION AGREEMENT

MARSHALL HOLDINGS INTERNATIONAL, INC.
SUBSCRIPTION AGREEMENT

Marshall Holdings International, Inc.
2750 West Brooks Avenue, Suite 103
North Las Vegas, Nevada 89032

Re:	Offering of Common Stock Pursuant to a Plan of Merger

Gentlemen:

1.             Subscription.  The undersigned Rudy Stockholder hereby applies to accept shares of the common stock, par value $0.001 per share (the “Marshall Common Stock”) of Marshall Holdings International, Inc., a Nevada corporation (the “Company”) indicated below in accordance with the terms of this Subscription Agreement and the private placement relating to that certain Plan and Agreement of Triangular Merger between Marshall Holdings International, Inc., Marshall Acquisition Company, Inc. and Rudy Nutrition dated November ___, 2008 (the “Plan of Merger”).  The undersigned Rudy Stockholder is a stockholder of Rudy Nutrition, a Nevada corporation, and pursuant to the Plan of Merger and the Merger between Marshall Acquisition Company, Inc. and Rudy Nutrition shall receive _______ shares of the Marshall Common Stock in exchange for all of his ________ shares of common stock in Rudy Nutrition, par value $0.001 per share (the “Rudy Common Stock”).  All capitalized terms which are not otherwise defined herein shall have the meaning ascribed to such terms as defined in the Plan of Merger.

2.     Representations and Warranties of the Rudy Stockholder.  The undersigned Rudy Stockholder represents and warrants as follows:

(a)           The undersigned Rudy Stockholder has received information provided to him in writing by the Company, or information from books and records of the Company, as specified below.  The undersigned Rudy Stockholder understands that all documents, records and books pertaining to this investment have been made available for inspection by him, his attorney and/or his accountant and/or his “Purchaser Representative” as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and that the books and records of the Company will be available, upon reasonable notice, for inspection by Rudy Stockholders during reasonable business hours at the Company’s principal place of business.  The undersigned Rudy Stockholder and/or his advisers have had a reasonable opportunity to ask questions of and receive answers from the Company, or a person or persons acting on its behalf, concerning the Merger, and all such questions have been answered to the full satisfaction of the undersigned Rudy Stockholder.  No oral representations have been made and, to the extent oral information has been furnished to the undersigned Rudy Stockholder or his advisers in connection with the Merger, such information was consistent with all written information furnished

(b)           Specifically, the undersigned Rudy Stockholder was provided with access to the Company’s filings with the Securities and Exchange Commission, including the following:

(i)            The Company’s annual report to stockholders for the most recent fiscal year, any definitive proxy statement or information statement filed in connection with that annual report, and, if requested by the undersigned Rudy Stockholder in writing, a copy of the Company’s most recent Form 10-K pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(ii)           The information contained in an annual report on Form 10-K pursuant to the Exchange Act.

(iii)          The information contained in any reports or documents required to be filed by the Company under Sections 13(a), 14(a), 14(c), and 15(d) of the Exchange Act since the distribution or filing of the reports specified above.

(iv)           A brief description of the securities being offered, the terms of the Merger, and any material changes in the Company’s affairs that are not disclosed in the documents furnished.

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(c)            The undersigned Rudy Stockholder (i) has adequate means of providing for his current needs and possible personal contingencies, (ii) has no need for liquidity in this investment, (iii) is able to bear the economic risks of an investment in the Marshall Common Stock for an indefinite period, and (iv) at the present time, could afford a complete loss of such investment.

(d)            The undersigned Rudy Stockholder recognizes that the Marshall Common Stock as an investment involves special risks, including those disclosed to the undersigned Rudy Stockholder by the Company.

(e)            The undersigned Rudy Stockholder understands that the shares of the Marshall Common Stock have not been nor will be registered under the Securities Act or the securities laws of any state, in reliance upon an exemption therefrom for non-public offerings.  The undersigned Rudy Stockholder understands that the shares of the Marshall Common Stock received by him must be held indefinitely unless they are subsequently registered or an exemption from such registration is available.  The undersigned Rudy Stockholder further understands that the Company has not agreed and is under no obligation to register the Marshall Common Stock on his behalf or to assist him in complying with any exemption from registration.

(f)            The shares of the Marshall Common Stock are being accepted solely for his own account for investment and not for the account of any other person and not for distribution, assignment, or resale to others and no other person has a direct or indirect beneficial interest in the shares of the Marshall Common Stock.  The undersigned Rudy Stockholder or his advisers have such knowledge and experience in financial, tax, and business matters to enable him to utilize the information made available to him in connection with the Merger to evaluate the merits and risks of the prospective investment and to make an informed investment decision with respect thereto.

(g)           The undersigned Rudy Stockholder, if a corporation, partnership, trust, or other entity, is authorized and otherwise duly qualified to purchase and hold the Marshall Common Stock.

(h)           All information which the undersigned Rudy Stockholder has provided to the Company concerning himself, his financial position, and his knowledge of financial and business matters, or, in the case of a corporation, partnership, trust or other entity, the knowledge of financial and business matters of the person making the investment decision on behalf of such entity, is correct and complete as of the date set forth at the end hereof, and if there should be any adverse change in such information prior to his subscription being accepted, he will immediately provide the Company with such information.

(i)            The undersigned Rudy Stockholder understands and agrees that the following restrictions and limitations are applicable to his purchase and his resales, hypothecations or other transfers of the Marshall Common Stock pursuant to Regulation D under the Securities Act:

(i)            The undersigned Rudy Stockholder agrees that the shares of the Marshall Common Stock shall not be sold, pledged, hypothecated or otherwise transferred unless the shares of the Marshall Common Stock are registered under the Securities Act, and the securities laws of any state or is exempt therefrom;

(ii)           A legend in substantially the following form has been or will be placed on any certificate(s) or other document(s) evidencing the shares of the Marshall Common Stock:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE.  WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES LAW OF ANY STATE, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

2

(iii)          Stop transfer instructions to the transfer agent of the Marshall Common Stock have been or will be placed with respect to the Marshall Common Stock so as to restrict the resale, pledge, hypothecation or other transfer thereof, subject to the further items hereof, including the provisions of the legend set forth in subparagraph (ii) above; and

(iv)           The legend and stop transfer instructions described in subparagraphs (ii) and (iii) above will be placed with respect to any new certificate(s) or other document(s) issued upon presentment by the undersigned Rudy Stockholder of certificate(s) or other document(s) for transfer.

(j)            The undersigned Rudy Stockholder understands that neither the Securities and Exchange Commission nor the securities commission of any state has made any finding or determination relating to the fairness for public investment in the Marshall Common Stock and that the Securities and Exchange Commission as well as the securities commission of any state will not recommend or endorse any offering of securities.

(k)           The undersigned Rudy Stockholder acknowledges and is aware that it never has been represented, guaranteed, or warranted to him by the Company, its directors, officers, agents or employees, or any other person, expressly or by implication, that the limited past performance or experience on the part of the Company, or any future projections will in any way indicate the predictable results of the ownership of the Marshall Common Stock or of the overall financial performance of the Company.

(l)            The undersigned Rudy Stockholder acknowledges that ___________________________ (complete if applicable) has acted as the “Purchaser Representative” as defined in Regulation D promulgated under the Securities Act, and (i) that he can bear the economic risk of this investment; (ii) he has relied upon the advice of the Purchaser Representative as to the merits of an investment in the Company and the suitability of such investment for the undersigned Rudy Stockholder; and (iii) the Purchaser Representative has confirmed to him, in writing, any past, present or future material relationship, actual or contemplated, between the Purchaser Representative or its affiliates and the Company or its affiliates.

(m)           The undersigned Rudy Stockholder acknowledges that the Company has made available to him or the Purchaser Representative, if any, or other personal advisers the opportunity to obtain additional information to verify the accuracy of the information furnished to him and to evaluate the merits and risks of this investment.

(n)            The undersigned Rudy Stockholder confirms that he has consulted with the Purchaser Representative, if any, or other personal advisers and that the Purchaser Representative or other advisers have analyzed the information furnished to him and the documents relating thereto on his behalf and have advised him of the business and financial aspects and consequences of and potential liabilities associated with his investment in the Marshall Common Stock.  The undersigned Rudy Stockholder represents that he has made other risk capital investments or other investments of a speculative nature, and by reason of his business and financial experience and of the business and financial experience of those persons he has retained to advise him with respect to investments of this nature.  In reaching the conclusion that he desires to acquire the Marshall Common Stock, the undersigned Rudy Stockholder has carefully evaluated his financial resources and investments and acknowledges that he is able to bear the economic risks of this investment.

(o)            The undersigned Rudy Stockholder acknowledges that all information made available to him and/or the Purchaser Representative, if any, and/or personal advisers in connection with his investment in the Marshall Common Stock, including the information furnished to him, is and shall remain confidential in all respects and may not be reproduced, distributed or used for any other purpose without the prior written consent of the Company.

(p)            The undersigned Rudy Stockholder is either an “Accredited Investor” (Yes __ or No __) “Unaccredited Investor” (Yes __ or No __) as defined in Rule 501(a) of the Securities Act (signify which).

3.             Indemnification.  The undersigned Rudy Stockholder agrees to indemnify and hold harmless the Company and its affiliates from and against all damages, losses, costs, and expenses (including reasonable attorneys’ fees) which they may incur by reason of the failure of the undersigned Rudy Stockholder to fulfill any of the terms or conditions of this subscription, or by reason of any breach of the representations and warranties made by the undersigned Rudy Stockholder herein, or in any document provided by the undersigned Rudy Stockholder to the Company.

3

4.             Survival.  The foregoing representations, warranties and undertakings are made with the intent that they may be relied upon in determining the undersigned Rudy Stockholder’s suitability as a stockholder in the Company and the undersigned Rudy Stockholder hereby agrees that such representations and warranties shall survive his acceptance of the Marshall Common Stock in connection with the Merger.  The undersigned Rudy Stockholder hereby acknowledges and agrees that he is not entitled to cancel, terminate or revoke this Subscription Agreement, or any agreements hereunder, and that this Subscription Agreement and such agreements shall survive (a) changes in the transactions, documents, and instruments previously furnished to the undersigned Rudy Stockholder which are not materially adverse, and (b) the undersigned Rudy Stockholder’s death or disability.

5.             Incorporation by Reference.  The Plan of Merger and all other agreements or documents referred to or included herein constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

6.             Notices.  All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned Rudy Stockholder or to the Company at the respective addresses set forth herein.

7.             Miscellaneous.

(a)           Notwithstanding any of the representations, warranties, acknowledgments, or agreements made herein by the undersigned Rudy Stockholder, the undersigned Rudy Stockholder does not thereby or in any other manner waive any rights granted to the undersigned Rudy Stockholder under federal or state securities laws.

(b)           Words of any gender used in this Subscription Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

(c)           In the event of any conflict between the terms of this Subscription Agreement or the Plan of Merger, the terms of the Plan of Merger shall control.

(d)           This Subscription Agreement contains the entire understanding of the parties and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

(e)           This Subscription Agreement shall be enforced, governed, and construed in all respects in accordance with the laws of the State of California and all obligations hereunder shall be deemed performable in Orange County, California.

IN WITNESS WHEREOF, I have executed this Subscription Agreement as of the ___ day of November, 2008.

(Signature)

(Print or Type Name)

Social Security Number

Address

Number of Shares of Rudy Common Stock Held

Subscription Accepted this ____ day of November, 2008.

MARSHALL HOLDINGS INTERNATIONAL, INC.

By
Elwood Sprenger, Chief Executive Officer

4

EXHIBIT B
ARTICLES OF INCORPORATION OF
MARSHALL ACQUISITION COMPANY, INC.,
A Nevada corporation

ROSS MILLER Secretary of State 206 North Carson Street Carson City, Nevada 89701-4299 (775) 684 5708 Website: www.nvsos.gov

Articles of Incorporation (PURSUANT TO NRS CHAPTER 78)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:	Marshall Acquisition Company, Inc.
2. Registered Agent for Service of Process: (check only one box)
☒ Commercial Registered Agent: The Corporation Trust Company of Nevada
                                                            Name
☐ Noncommercial Registered Agent    OR    ☐ Office or Position with Entity
           (name and address below)                                              (name and address below)

Name of Noncommercial Registered Agent   OR   Name of Title of Office or Other Position with Entity

6100 Neil Road, Suite 500                                              Reno                                       Nevada  89511
Street Address                                                                City                                                      Zip Code
                                                                                                                                           Nevada
Mailing Address (if different from street address)    City                                                      Zip Code

3. Authorized Stock: (number of shares corporation is authorized to issue)	Number of shares with par value:	See attached Article III	Par value per share: $	Number of shares without par value:
4. Names and Addresses of the Board of Directors/ Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)
1)   Elwood Sprenger
      Name
2750 West Brooks Avenue, Suite 103                         North Las Vegas                  NV        89032
Street Address                                                                City                                        State     Zip Code

2)  Jamie Plante
Name
2750 West Brooks Avenue, Suite 103                         North Las Vegas                  NV        89032
Street Address                                                                City                                        State     Zip Code

5. Purpose: (optional; see instructions)	The purpose of the corporation shall be: See attached Article II.
6. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)	Norman T. Reynolds X /s/ Norman T. Reynolds Name Incorporator Signature 815 Walker, Suite 1250 Houston TX 77002 Address City State Zip Code
7. Certificate of Acceptance of Appointment of Registered Agent:	I hereby accept appointment as Registered Agent for the above named Entity. X Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity Date

Nevada Secretary of State NRS 78 Articles
This form must be accompanied by appropriate fees.	Revised on 7-1-08

CONTINUATION TO
ARTICLES OF INCORPORATION
OF
MARSHALL ACQUISITION COMPANY, INC.

ARTICLE II
Business

The purpose and nature of the business, objectives, or purposes to be transacted, promoted, or carried on by the Company shall be as follows:

1.           To engage in any lawful activity.

2.           To do all and everything necessary, suitable, and proper to accomplish the foregoing, and to engage in any and every activity and business enterprise which the Company’s board of directors (the “Board of Directors”) may, from time to time, deem reasonably necessary, providing the same shall not be inconsistent with the NRS.

ARTICLE III
Capital Stock

1.           Authorized Stock.  The total number of shares of stock which the Company shall have authority to issue is 1,000, par value $0.001 per share (the “Common Stock”).  The Common Stock shall be subject to the express terms of any preferred stock and any series thereof which may hereafter be authorized and issued by the Company (the “Preferred Stock”).  Each share of the Common Stock shall be equal to each other share of the Common Stock.  The holders of shares of the Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders.

2.           Voting Rights.  Except as may be provided in these Articles of Incorporation or in a Preferred Stock Designation with respect to the Preferred Stock, or as may be required by applicable law, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of shares of the Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote.  At each election for directors, every stockholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote.  It is expressly prohibited for any stockholder to cumulate his votes in any election of directors.

3.           Denial of Preemptive Rights.  No stockholder of the Company shall, by reason of his holding shares of any class, have any preemptive or preferential right to purchase or subscribe to any shares of any class of the Company, now or hereafter to be authorized, or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any such shares, or such notes, debentures, bonds or other securities would adversely affect dividend or voting rights of such stockholder, other than such rights, if any, as the Board of Directors in its discretion may fix; and the Board of Directors may issue shares of any class of the Company, or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, without offering any such shares of any class, either in whole or in part, to the existing stockholders of any class.

4.           Record Date.  The Board of Directors may prescribe a period not exceeding 60 days before any meeting of the stockholders during which no transfer of stock on the books of the Company may be made, or may fix, in advance, a record date not more than 60 or less than 10 days before the date of any such meeting as the date as of which stockholders entitled to notice of and to vote at such meetings must be determined.  Only stockholders of record on that date are entitled to notice or to vote at such a meeting.  If a record date is not fixed, the record date is at the close of business on the day before the day on which notice is given or, if notice is waived, at the close of business on the day before the meeting is held.  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders applies to an adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting.  The Board of Directors must fix a new record date if the meeting is adjourned to a date more than 60 days later than the date set for the original meeting.

ARTICLE IV
Election of Directors

1.           Number.  The business and affairs of the Company shall be conducted and managed by, or under the direction of, the Board of Directors.  The total number of directors constituting the entire Board of Directors shall be fixed and may be altered from time to time by or pursuant to a resolution passed by the stockholders of the Company or the Board of Directors, but shall not be less than one.

2.           Vacancies.  Except as otherwise provided for herein, newly created directorships resulting from any increase in the authorized number of directors, and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause, may be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors.  Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the newly created directorship or for the directorship in which the vacancy occurred, and until such director’s successor shall have been duly elected and qualified, subject to his earlier death, disqualification, resignation or removal.  Subject to the provisions of these Articles of Incorporation, no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

3.           Removal of Directors.  Except as otherwise provided in any Preferred Stock Designation, any director may be removed from office only by the affirmative vote of the holders of a majority or more of the combined voting power of the then outstanding shares of capital stock of the Company entitled to vote at a meeting of stockholders called for that purpose, voting together as a single class.

ARTICLE V
Meetings of Stockholders

Meetings of stockholders of the Company (the “Stockholder Meetings”) may be held within or without the State of Nevada, as the Bylaws of the Company (the “Bylaws”) may provide.  Special Stockholder Meetings may be called only by (a) the Chairman of the Board, (b) the Chief Executive Officer, (c) the President, (d) the Secretary, (e) the Treasurer, (f) the holders of at least 10 percent of all of the shares entitled to vote at the proposed special meeting, or (g) the Board of Directors pursuant to a duly adopted resolution.  Special Stockholder Meetings may not be called by any other person or persons or in any other manner.  Elections of directors need not be by written ballot unless the Bylaws shall so provide.

ARTICLE VI
Limitation of Liability

Except as otherwise provided in the NRS, a director or officer of the Company shall not be personally liable to the Company or its stockholders for damages as a result of any act or failure to act in his capacity as a director or officer; provided, however, that this Article shall not eliminate or limit the liability of a director or officer (a) if it is proven that his act or failure to act constituted a breach of his fiduciary duties and such breach involved intentional misconduct, fraud or a knowing violation of law, or (b) under Section 78.300 of the NRS.

If the NRS is amended after the date of filing of these Articles of Incorporation to authorize corporate action further limiting or eliminating the personal liability of a director, then the liability of the directors of the Company shall be limited or eliminated to the fullest extent permitted by the NRS, as so amended, or a similar successor provision.  Any repeal or modification of this Article by the stockholders of the Company or otherwise shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.

ARTICLE VII
Indemnification

1.           Discretionary Indemnification.  (a) The Company may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the Company, by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he: (i) is not liable pursuant to Section 78.138 of the NRS; or (ii) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.  The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person is liable pursuant to Section 78.138 of the NRS or did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, or that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

(b)          The Company may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he: (i) is not liable pursuant to Section 78.138 of the NRS; or (ii) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company.  Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Company or for amounts paid in settlement to the Company, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the courts deem proper.

2.           Determination of Discretionary Indemnification.  Any discretionary indemnification pursuant to Section 1 of this Article VII, unless ordered by a court or advanced pursuant to this Section 2, may be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances.  The determination must be made:

(a)          By the stockholders; or

(b)          By the Board of Directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding; or

(c)          If a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion; or

(d)          If a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Company as they are incurred in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Company.

3.           Mandatory Indemnification.  To the extent that a director, officer, employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1 of this Article VII, or in defense of any claim, issue or matter therein, the Company shall indemnify him against expenses, including attorneys’ fees actually and reasonably incurred by him in connection with the defense.

4.           Non-Exclusivity.  The indemnification and advancement of expenses authorized in or ordered by a court pursuant to this Article VII:

(a)          Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to Section 1 of this Article VII, or for the advancement of expenses made pursuant to Section 2 of this Article VII may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

(b)          Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of any such person.

5.           Insurance.  The Company may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such, whether or not the Company has the authority to indemnify him against such liability expenses.

ARTICLE VIII
Amendment of Corporate Documents

1.           Articles of Incorporation.  Whenever any vote of the holders of voting shares of the capital stock of the Company is required by law to amend, alter, repeal or rescind any provision of these Articles of Incorporation, such alteration, amendment, repeal or rescission of any provision of these Articles of Incorporation must be approved by the affirmative vote of the holders of at least a majority of the combined voting power of the then outstanding voting shares of capital stock of the Company, voting together as a single class.

Subject to the provisions hereof, the Company reserves the right at any time, and from time to time, to amend, alter, repeal or rescind any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by law, and other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to these Articles of Incorporation in their present form or as hereafter amended are granted subject to the rights reserved in this Article.

2.           Bylaws.  In addition to any affirmative vote required by law, any change of the Bylaws may be adopted either (a) by the affirmative vote of the Board of Directors, or (b) by the stockholders by the affirmative vote of the holders of at least a majority of the combined voting power of the then outstanding voting shares of capital stock of the Company, voting together as a single class.

ARTICLE IX
Application of NRS 78.411 to 78.444, Inclusive

These Articles of Incorporation expressly provide that the Company shall not be governed by Sections 78.411 to 78.444 of the NRS, inclusive.

ARTICLE X
Existence

The Company is to have perpetual existence.

EXHIBIT C
BYLAWS OF
MARSHALL ACQUISITION COMPANY, INC.,
A Nevada corporation

BYLAWS OF
MARSHALL ACQUISITION COMPANY, INC.

ARTICLE I
Offices

1.1.           Registered Office.  The registered office of Marshall Acquisition Company, Inc. (the “Company”) required by Section 78.035 of the Nevada Revised Statutes or any successor statute (the “NRS”) to be maintained in the State of Nevada shall be the registered office named in the Articles of Incorporation of the Company, as they may be amended or restated from time to time in accordance with the NRS (the “Articles of Incorporation”).

1.2.           Other Offices.  The Company may also have offices at such other places both within and without the State of Nevada as the Board of Directors of the Company (the “Board of Directors”) may determine from time to time or as the business of the Company may require.

ARTICLE II
Meetings of Stockholders

2.1.           Place of Meetings.  Meetings of the Company’s stockholders shall be held at such place within or without the State of Nevada as may be designated by the Board of Directors or the officer calling the meeting, or, in the absence of such designation, at the principal office of the Company.

2.2.           Annual Meeting.  An annual meeting of the stockholders, for the election of directors to succeed those whose terms expire or to fill vacancies and for the transaction of such other business as may properly come before the meeting, shall be held on such date and at such time as the Board of Directors shall fix and set forth in the notice of the meeting, which date shall be within 13 months subsequent to the last annual meeting of stockholders.  At the annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the annual meeting as set forth in Paragraph 2.8 hereof.  Failure to hold the annual meeting at the designated time shall not work a dissolution of the Company.

2.3.           Special Meetings.  Subject to the rights of the holders of any series of the Company’s preferred stock (the “Preferred Stock”), as designated in any resolutions adopted by the Board of Directors and filed with the State of Nevada (a “Preferred Stock Designation”), special meetings of the stockholders may be called at any time only by (a) the Chairman of the Board, (b) the Chief Executive Officer, (c) the President, (d) the holders of at least 10 percent of all of the shares entitled to vote at the proposed special meeting, or (e) the Board of Directors pursuant to a duly adopted resolution.  Special Stockholder Meetings may not be called by any other person or persons or in any other manner.  Elections of directors need not be by written ballot unless the Bylaws shall so provide.  Upon written request of any person or persons who have duly called a special meeting, it shall be the duty of the Secretary to fix the date of the meeting to be held not less than 10 nor more than 60 days after the receipt of the request and to give due notice thereof, as required by the NRS.  If the Secretary shall neglect or refuse to fix the date of the meeting and give notice thereof, the person or persons calling the meeting may do so.

2.4.           Notice of Meeting.  Written or printed notice of all meetings, stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 60 days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board or Secretary, to each stockholder entitled to vote at such meeting.  If mailed, such notice shall be deemed to be delivered to a stockholder when deposited in the United States mail addressed to such stockholder at such stockholder’s address as it appears on the stock transfer records of the Company, with postage thereon prepaid.

2.5.           Registered Holders of Shares; Closing of Share Transfer Records; and Record Date.

(a)           Registered Holders as Owners.  Unless otherwise provided under the NRS, the Company may regard the person in whose name any shares are registered in the stock transfer records of the Company at any particular time (including, without limitation, as of a record date fixed pursuant to subparagraph (b) of this Paragraph 2.5) as the owner of such shares at that time for purposes of voting, receiving distributions thereon or notices in respect thereof, transferring such shares, exercising rights of dissent with respect to such shares, entering into agreements with respect to such shares, or giving proxies with respect to such shares; and neither the Company nor any of its officers, directors, employees or agents shall be liable for regarding that person as the owner of such shares at that time for those purposes, regardless of whether that person possesses a certificate for such shares.

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(b)           Record Date.  For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive a distribution by the Company (other than a distribution involving a purchase or redemption by the Company of any of its own shares) or a share dividend, or in order to make a determination of stockholders for any other proper purpose, the Board of Directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than 60 days and, in the case of a meeting of stockholders, not less than 10 days, prior to the date on which the particular action requiring such determination of stockholders is to be taken.  The Board of Directors shall not close the books of the Company against transfers of shares during the whole or any part of such period.

If the Board of Directors does not fix a record date for any meeting of the stockholders, the record date for determining stockholders entitled to notice of or to vote at such meeting shall be at the close of business on the day next preceding the day on which notice is given, or, if in accordance with Paragraph 7.3 of these Bylaws notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

2.6.           Quorum of Stockholders; Adjournment.  Unless otherwise provided in the Articles of Incorporation, a majority of the outstanding shares of capital stock of the Company entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting of the stockholders, and the stockholders present at any duly convened meeting may continue to do business until adjournment notwithstanding any withdrawal from the meeting of holders of shares counted in determining the existence of a quorum.  Unless otherwise provided in the Articles of Incorporation or these Bylaws, any meeting of the stockholders may be adjourned from time to time by the chairman of the meeting or the holders of a majority of the issued and outstanding stock, present in person or represented by proxy, whether or not a quorum is present, without notice other than by announcement at the meeting at which such adjournment is taken, and at any such adjourned meeting at which a quorum shall be present any action may be taken that could have been taken at the meeting originally called; provided that if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.

2.7.           Voting by Stockholders.

(a)           Voting on Matters Other than the Election of Directors.  With respect to any matters as to which no other voting requirement is specified by the NRS, the Articles of Incorporation or these Bylaws, and, subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances, the affirmative vote required for stockholder action shall be that of a majority of the shares present in person or represented by proxy at the meeting (as counted for purposes of determining the existence of a quorum at the meeting).

(b)           Voting in the Election of Directors.  Unless otherwise provided in the Articles of Incorporation or these Bylaws in accordance with the NRS, directors shall be elected by a plurality of the votes cast by the holders of outstanding shares of capital stock of the Company entitled to vote in the election of directors at a meeting of stockholders at which a quorum is present.

(c)           Consents in Lieu of Meeting.  Any action that is required or permitted to be taken by the stockholders of the Company at any annual or special meeting of stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.  In no instance where action is authorized by written consent need a meeting of stockholders be called or notice given.

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(d)           Telephone Meetings.  Stockholders may participate in a meeting of stockholders by means of a telephone conference or similar methods of communication by which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this subsection constitutes presence in person at the meeting.

(e)            Other.  The Board of Directors, in its discretion, or the officer of the Company presiding at a meeting of stockholders of the Company, in his discretion, may require that any votes cast at such meeting shall be cast by written ballot.

2.8.           Business to be Conducted at Annual or Special Stockholder Meetings. At any annual or special meeting of stockholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been disclosed in the notice delivered to the stockholders with respect to such meeting.

2.9.           Proxies.  Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for him by proxy.  Proxies for use at any meeting of stockholders shall be filed with the Secretary, or such other officer as the Board of Directors may from time to time determine by resolution, before or at the time of the meeting.  All proxies shall be received and taken charge of and all ballots shall be received and canvassed by the secretary of the meeting who shall decide all questions relating to the qualification of voters, the validity of the proxies, and the acceptance or rejection of votes, unless an inspector or inspectors shall have been appointed by the chairman of the meeting, in which event such inspector or inspectors shall decide all such questions.

2.10.         Approval or Ratification of Acts or Contracts by Stockholders.  The Board of Directors in its discretion may submit any act or contract for approval or ratification at any annual meeting of the stockholders, or at any special meeting of the stockholders called for the purpose of considering any such act or contract, and any act or contract that shall be approved or be ratified by the vote of the stockholders holding a majority of the issued and outstanding shares of stock of the Company entitled to vote and present in person or by proxy at such meeting (provided that a quorum is present), shall be as valid and as binding upon the Company and upon all the stockholders as if it has been approved or ratified by every stockholder of the Company.

2.11.         Inspectors of Election.  The Company shall, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the Company, to act at the meeting or any adjournment thereof and to make a written report thereof.  The Company may designate one or more persons as alternate inspectors to replace any inspector who fails to act.  If no inspector so appointed or designated is able to act at a meeting of stockholders, the chairman or the person presiding at the meeting shall appoint one or more inspectors to act at the meeting.  Each inspector, before entering upon the discharge of his duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his ability.

The inspector or inspectors so appointed or designated shall: (a) ascertain the number of shares of capital stock of the Company outstanding and the voting power of each such share; (b) determine the shares of capital stock of the Company represented at the meeting and the validity of proxies and ballots; (c) count all votes and ballots; (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and (e) certify their determination of the number of shares of the capital stock of the Company represented at the meeting and such inspectors’ count of all votes and ballots.  Such certification and report shall specify such other information as may be required by law.  In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Company, the inspectors may consider such information as is permitted by applicable law.  No person who is a candidate for an office at an election may serve as an inspector at such election.

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ARTICLE III
Directors

3.1.           Powers, Number, Classification and Tenure.

(a)           The powers of the Company shall be exercised by or under the authority of, and the business and affairs of the Company shall be managed under the direction of, the Board of Directors.  Each director shall hold office for the full term for which such director is elected and until such director’s successor shall have been duly elected and qualified or until his earlier death or resignation or removal in accordance with the Articles of Incorporation or these Bylaws.

(b)           Within the limits specified in the Articles of Incorporation, and subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances, the number of directors that shall constitute the whole Board of Directors shall be fixed by, and may be increased or decreased from time to time by, the affirmative vote of a majority of the stockholders of the Company or a majority of the members at any time constituting the Board of Directors.  Except as provided in the Articles of Incorporation, and subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors.  Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director’s successor shall have been elected and qualified or until his earlier death, resignation or removal.  No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

3.2.           Qualifications.  Directors need not be residents of the State of Nevada or stockholders of the Company.

3.3.           Place of Meeting; Order of Business.  Except as otherwise provided by law, meetings of the Board of Directors, regular or special, may be held either within or without the State of Nevada, at whatever place is specified by the person or persons calling the meeting.  In the absence of specific designation, the meetings shall be held at the principal office of the Company.  At all meetings of the Board of Directors, business shall be transacted in such order as shall from time to time be determined by the Chairman of the Board, or in his absence by the President, or by resolution of the Board of Directors.

3.4.           Regular Meetings.  Regular meetings of the Board of Directors shall be held, in each case, at such hour and on such day as may be fixed by resolution of the Board of Directors, without further notice of such meetings.  The time or place of holding regular meetings of the Board of Directors may be changed by the Chairman of the Board by giving written notice thereof as provided in Paragraph 3.6 hereof.

3.5.           Special Meetings.  Special meetings of the Board of Directors shall be held, whenever called by the Chairman of the Board or by resolution adopted by the Board of Directors, in each case, at such hour and on such day as may be stated in the notice of the meeting.

3.6.           Attendance at and Notice of Meetings.  Written notice of the time and place of, and general nature of the business to be transacted at, all special meetings of the Board of Directors, and written notice of any change in the time or place of holding the regular meetings of the Board of Directors, shall be given to each director personally or by mail or by telegraph, telecopier or similar communication at least one day before the day of the meeting; provided, however, that notice of any meeting need not be given to any director if waived by him in writing, or if he shall be present at such meeting.  Participation in a meeting of the Board of Directors shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

3.7.           Quorum of and Action by Directors.  A majority of the directors in office shall constitute a quorum of the Board of Directors for the transaction of business; but a lesser number may adjourn from day to day until a quorum is present.  Except as otherwise provided by law or in these Bylaws, all questions shall be decided by the vote of a majority of the directors present at a meeting at which a quorum is present.

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3.8.           Board and Committee Action Without a Meeting.  Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at a meeting of the Board of Directors or any committee thereof may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the Board of Directors or such committee, as the case may be, and shall be filed with the Secretary.

3.9.           Board and Committee Telephone Meetings.  Subject to the provisions required or permitted by the NRS for notice of meetings, unless otherwise restricted by the Articles of Incorporation or these Bylaws, members of the Board of Directors, or members of any committee designated by the Board of Directors, may participate in and hold a meeting of such Board of Directors or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Paragraph 3.9 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

3.10.         Compensation.  Directors shall receive such compensation for their services as shall be determined by the Board of Directors.

3.11.         Removal.  Except as otherwise provided in any Preferred Stock Designation, any director may be removed from office only by the affirmative vote of the holders of a majority or more of the combined voting power of the then outstanding shares of capital stock of the Company entitled to vote at a meeting of stockholders called for that purpose, voting together as a single class.

3.12.         Committees of the Board of Directors.

(a)           The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members one or more committees, each of which shall be comprised of one or more of its members, and may designate one or more of its members as alternate members of any committee, who may, subject to any limitations by the Board of Directors, replace absent or disqualified members at any meeting of that committee.  Any such committee, to the extent provided in such resolution or in the Articles of Incorporation or these Bylaws, shall have and may exercise all of the authority of the Board of Directors to the extent permitted by the NRS, including, without limitation, the power and authority to declare a dividend, to authorize the issuance of stock or to adopt a plan of merger pursuant to Section 78.125 of the NRS.  Any such committee may authorize the seal of the Company to be affixed to all papers which may require it.  In addition to the above, such committee or committees shall have such other powers and limitations of authority as may be determined from time to time by resolution adopted by the Board of Directors.

(b)           The Board of Directors shall have the power at any time to change the membership of any such committee and to fill vacancies in it.  A majority of the number of members of any such committee shall constitute a quorum for the transaction of business unless a greater number is required by a resolution adopted by the Board of Directors.  The act of the majority of the members of a committee present at any meeting at which a quorum is present shall be the act of such committee, unless the act of a greater number is required by a resolution adopted by the Board of Directors.  Each such committee may elect a chairman and appoint such subcommittees and assistants as it may deem necessary.  Except as otherwise provided by the Board of Directors, meetings of any committee shall be conducted in accordance with Paragraphs 3.4, 3.5, 3.6, 3.7, 3.8, 3.9 and 7.3 hereof.  In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.  Any member of any such committee elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Company will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.  Election or appointment of a member of a committee shall not of itself create contract rights.

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(c)           Any action taken by any committee of the Board of Directors shall promptly be recorded in the minutes and filed with the Secretary.

ARTICLE IV
Officers

4.1.           Designation.  The officers of the Company shall consist of a Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer, Secretary, Chief Financial Officer, Treasurer, Controller and such Executive, Senior or other Vice Presidents, Assistant Secretaries, Assistant Treasurers, Assistant Controllers and other officers as may be elected or appointed by the Board of Directors from time to time.  Any number of offices may be held by the same person.  The Chairman of the Board may also serve as the Chief Executive Officer.  The Chairman of the Board shall be chosen from the directors.  All officers chosen by the Board of Directors shall each have such powers and duties as generally pertain to their respective stockholders and of the Board of Directors.

4.2.           Election and Term of Office.  The elected officers of the Company shall be elected annually by the Board of Directors at the regular meeting of the Board of Directors held at the time of each annual meeting of the stockholders.  If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as convenient.  Subject to Paragraph 4.17 of these Bylaws, each officer shall hold office until such officer’s successor shall have been duly elected and shall have qualified or until such officer’s death or until such officer shall resign.

4.3.           Chairman of the Board.  The Chairman of the Board shall be the Chief Executive Officer of the Company and shall preside at all meetings of the stockholders and of the Board of Directors.  Except where by law the signature of the President is required, the Chairman of the Board shall possess the same power as the President to sign all contracts, certificates and other instruments of the Company which may be authorized by the Board of Directors.  The Chairman of the Board shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these Bylaws or by the Board of Directors.  In the absence or incapacity to act of the President, the Chairman of the Board shall serve as acting President, and when so acting, shall have all the powers of and be subject to the restrictions of such office.

4.4.           Chief Executive Officer.  The Chief Executive Officer shall be responsible for the general management of the affairs of the Company and shall perform all duties incidental to the Chief Executive Officer’s office which may be required by law and all such other duties as are properly required of him by the Board of Directors.  The Chief Executive Officer shall see that all orders and resolutions of the Board of Directors and of any committee thereof are carried into effect.

4.5.           President.  The President shall be the Chief Operating Officer of the Company and shall have general supervision and control of the business, affairs and properties of the Company and its general officers, and shall see that all orders and resolutions of the Board of Directors are carried into effect.  He shall have the power to appoint and remove all subordinate officers, agents and employees, except those elected or appointed by the Board of Directors, and shall execute all bonds, mortgages, contracts and other instruments of the Company requiring a seal, under the seal of the Company, except where required or permitted by law to be otherwise signed and executed and except that the other officers of the Company may sign and execute documents when so authorized by these Bylaws, the Board of Directors or the President.  The President shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these Bylaws or by the Board of Directors.  In the incapacity to act of the Chairman of the Board, the President shall serve as acting Chairman of the Board, and when so acting, shall have all the powers of and be subject to the restrictions of such office.

4.6.           Chief Operating Officer.  As the Chief Operating Officer, the President shall have general charge and supervision of the day to day operations of the Company (subject to the direction of the Board of Directors), and, in general, shall perform such other duties as are incident to the office of a chief operating officer of a corporation, including those duties customarily performed by persons occupying such office, and shall perform such other duties as, from time to time, may be assigned to him by the Board of Directors.

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4.7.           Vice President.  The Board of Directors may appoint such Vice Presidents as may be recommended by the President or as the directors deem necessary or appropriate.  Vice Presidents may be designated as Senior Vice Presidents, Executive Vice Presidents or some other designation as the Board of Directors deems appropriate (each a “Vice President”).  Each Vice President shall perform such duties as the Board of Directors may from time to time prescribe and have such other powers as the President may from time to time prescribe.

4.8.           Chief Financial Officer.  The Chief Financial Officer shall be the chief accounting officer of the Company and shall have general charge and supervision of the day to day financial operations of the Company (subject to the direction of the Board of Directors), and, in general, shall perform such other duties as are incident to the office of a chief financial officer of a corporation, including those duties customarily performed by persons occupying such office, and shall perform such other duties as, from time to time, may be assigned to him by the Board of Directors or the Audit Committee.

4.9.           Secretary.  The Secretary shall attend the meetings of the Board of Directors and all meetings of stockholders and record the proceedings thereof in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required.  The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision he shall be.  If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then the Chairman of the Board may choose another officer to cause such notice to be given.  The Secretary shall have custody of the seal of the Company and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary.  The Board of Directors may give general authority to any other officer to affix the seal of the Company and to attest the affixing by his signature.  The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

4.10.         Treasurer.  The Treasurer shall have the custody of the Company’s funds and securities and shall keep full and accurate accounts of receipt and disbursements in books belonging to the Company and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Chief Financial Officer or the Board of Directors.  The Treasurer shall disburse the funds of the Company as may be ordered by the Chief Financial Officer or the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chairman of the Board and the Board of Directors, at its regular meeting, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the liquidity of the Company.  If required by the Board of Directors, the Treasurer shall give the Company a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Company, in case of his death, resignation, retirement or removal from office, of all books papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Company.

4.11.         Controller.  The Controller, if there is one, shall maintain records of all assets, liabilities, and transactions of the Company and shall be responsible for the design, installation and maintenance of accounting and cost control systems and procedures for the Company and shall perform such other duties and have such other powers as from time to time may be assigned to him by the Chief Financial Officer, Board of Directors or the Audit Committee.

4.12.         Assistant Secretaries.  Except as may be otherwise provided in these Bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, or the Secretary, and in the absence of the Secretary or in the event of his disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

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4.13.         Assistant Treasurers.  Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President or the Treasurer, and in the absence of the Treasurer or in the event of his disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer.  If required by the Board of Directors, an Assistant Treasurer shall give the Company a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Company, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Company.

4.14.         Assistant Controllers.  Except as may be otherwise provided in these Bylaws, Assistant Controllers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, or the Controller, and in the absence of the Controller or in the event of his disability or refusal to act, shall perform the duties of the Controller, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Controller.

4.15.         Other Officers.  Such other officers as the Board of Directors may choose shall perform such duties and have such powers, subordinate to those powers specifically delegated to certain officer in these Bylaws, as from time to time may be assigned to them by the Board of Directors.  The President of the Company shall have the power to choose such other officers and to prescribe their respective duties and powers, subject to control by the Board of Directors.

4.16.         Vacancies.  Whenever any vacancies shall occur in any office by death, resignation, increase in the number of offices of the Company, or otherwise, the same shall be filled by the Board of Directors (or the President, in accordance with Paragraph 4.3 of these Bylaws, subject to control by the Board of Directors), and the officer so appointed shall hold office until such officer’s successor is elected or appointed in accordance with these Bylaws or until his earlier death, resignation or removal.

4.17.         Removal.  Any officer or agent of the Company may be removed by the Board of Directors whenever in its judgment the best interests of the Company will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.  Election or appointment of an officer or agent shall not of itself create contract rights.

4.18.         Action with Respect to Securities of Other Corporations.  Unless otherwise directed by the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President, any Vice President and the Treasurer of the Company shall each have power to vote and otherwise act on behalf of the Company, in person or by proxy, at any meeting of security holders of or with respect to any action of security holders of any other corporation in which the Company may hold securities and otherwise to exercise any and all rights and powers which the Company may possess by reason of its ownership of securities in such other corporation.

ARTICLE V
Capital Stock

5.1.           Certificates for Shares.  The certificates for shares of the capital stock of the Company shall be in such form as may be approved by the Board of Directors from time to time.  The Company shall deliver one or more certificates to each of the Company’s stockholders, which shall represent the number of shares to which such stockholder is entitled.  Certificates shall be signed by the Chairman of the Board, the President or a Vice President and either the Secretary or an Assistant Secretary, and may bear the seal of the Company or a facsimile thereof.  The signatures of such officers upon a certificate may be facsimiles.  The stock record books and the blank stock certificates shall be kept by the Secretary, or at the office of such transfer agent or transfer agents as the Board of Directors may from time to time by resolution determine.  In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Company with the same effect as if such person were such officer at the date of its issuance.

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5.2.           Multiple Classes of Stock.  As the Company is authorized to issue more than one class of capital stock and more than one series of preferred stock, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of each of the certificates the Company issues to represent such class or series of stock; provided that, to the extent allowed by law, in lieu of such statement, the face or back of such certificates may state that the Company will furnish a copy of such statement without charge to each requesting stockholder.

5.3.           Transfer of Shares.  The shares of stock of the Company shall be transferable only on the books of the Company by the holders thereof in person or by their duly authorized attorneys or legal representatives upon surrender and cancellation of certificates for a like number of shares.

5.4.           Ownership of Shares.  As the Company is entitled to treat the holder of record of any share or shares of capital stock as the holder in fact thereof under Paragraph 2.5 hereof, the Company shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Nevada.

5.5.           Regulations Regarding Certificates.  The Board of Directors shall have the power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer and registration or the replacement of certificates for shares of capital stock of the Company.

5.6.           Lost or Destroyed Certificates.  The Board of Directors may determine the conditions upon which a new certificate representing shares of the capital stock of the Company may be issued in place of a certificate which is alleged to have been lost, stolen or destroyed; and may, in its discretion, require the owner of such certificate or his legal representative to give bond, with sufficient surety, to indemnify the Company and each transfer agent and registrar against any and all losses or claims that may arise by reason of the issue of a new certificate in the place of the one so lost, stolen or destroyed.

ARTICLE VI
Indemnification

6.1.           General.  The Company shall indemnify its directors, officers, employees, agents and others as provided in the Articles of Incorporation.

6.2.           Request for Indemnification.  A party requesting indemnification (the “Indemnitee”) shall submit notice of such request in writing to the Secretary of the Company.  Such notice of request for indemnification shall contain sufficient information to reasonably inform the Company about the nature and extent of the indemnification or advance sought by the Indemnitee.  The Secretary shall promptly advise the Board of Directors of any such request.

6.3.           Extension of Rights.  No amendment, alteration or repeal of this Article VI or any provision hereof shall be effective as to any Indemnitee for acts, events and circumstances that occurred, in whole or in part, before such amendment, alteration or repeal.  The provisions of this Article VI shall continue as to an Indemnitee whose Corporate Status has ceased for any reason and shall inure to the benefit of his heirs, executors and administrators.  Neither the provisions of this Article VI nor those of any agreement to which the Company is a party shall be deemed to preclude the indemnification of any person who is not specified in this Article VI as having the right to receive indemnification or is not a party to any such agreement, but whom the Company has the power or obligation to indemnify under the provisions of the NRS.

6.4.           Insurance and Subrogation.  The Company shall not be liable under the Articles of Incorporation or this Article VI to make any payment of amounts otherwise indemnifiable hereunder if, but only to the extent that, the Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.  In the event of any payment hereunder, the Company shall be subrogated to the extent of such payment to all the rights of recovery of the Indemnitee, who shall execute all papers required and take all action reasonably requested by the Company to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

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6.5.           Severability.  If any provision or provisions of this Article VI shall be held to be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby; and, to the fullest extent possible, the provisions of this Article VI shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

6.6.           Notices.  Promptly after receipt by the Indemnitee of notice of the commencement of any action, suit or proceeding, the Indemnitee shall, if he anticipates or contemplates making a claim for expenses or an advance pursuant to the terms of the Articles of Incorporation and this Article VI, notify the Company of the commencement of such action, suit or proceeding; provided, however, that any delay in so notifying the Company shall not constitute a waiver or release by the Indemnitee of rights hereunder and that any omission by the Indemnitee to so notify the Company shall not relieve the Company from any liability that it may have to the Indemnitee otherwise than under the Articles of Incorporation or this Article VI.  Any communication required or permitted to the Company shall be addressed to the Secretary and any such communication to the Indemnitee shall be addressed to the Indemnitee’s address as shown on the Company’s records unless he specifies otherwise and shall be personally delivered or delivered by overnight mail delivery.  Any such notice shall be effective upon receipt.

6.7.           Contractual Rights.  The right to be indemnified or to the advancement or reimbursement of expenses (a) is a contract right based upon good and valuable consideration, pursuant to which the Indemnitee may sue as if these provisions were set forth in a separate written contract between the Indemnitee and the Company, (b) is and is intended to be retroactive and shall be available as to events occurring prior to the adoption of these provisions, and (c) shall continue after any rescission or restrictive modification of such provisions as to events occurring prior thereto.

ARTICLE VII
Miscellaneous Provisions

7.1.           Bylaw Amendments.  These Bylaws may be amended as provided in the Articles of Incorporation.

7.2.           Books and Records.  The Company shall keep books and records of account and shall keep minutes of the proceedings of its stockholders, its Board of Directors and each committee of its Board of Directors.

7.3.           Notices; Waiver of Notice.  Whenever any notice is required to be given to any stockholder, director or committee member under the provisions of the NRS, the Articles of Incorporation or these Bylaws, said notice shall be deemed to be sufficient if given by deposit of the same in the United States mail, with postage paid thereon, addressed to the person entitled thereto at his address as it appears on the records of the Company, and such notice shall be deemed to have been given on the day of such mailing.

Whenever any notice is required to be given to any stockholder, director or committee member under the provisions of the NRS, the Articles of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice.  Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

7.4.           Resignations.  Any director or officer may resign at any time.  Such resignations shall be made in writing and shall take effect at the time specified therein, or, if no time be specified, at the time of its receipt by the President or the Secretary.  The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

7.5.           Seal.  The seal of the Company shall be in such form as the Board of Directors may adopt.

7.6.           Fiscal Year.  The fiscal year of the Company shall be as provided by a resolution adopted by the Board of Directors.

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7.7.           Facsimile Signatures.  In addition to the provisions for the use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any director or officer of the Company may be used whenever and as authorized by the Board of Directors.

7.8.           Reliance upon Books, Reports and Records.  Each director and each member of any committee designated by the Board of Directors shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account or reports made to the Company by any of its officers, or by an independent certified public accountant, or by an appraiser selected with reasonable care by the Board of Directors or by any such committee, or in relying in good faith upon other records of the Company.

ARTICLE VIII
Adoption of Bylaws

8.1.           Adoption.  These Bylaws were adopted by the Board of Directors as of _______, 2008.

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Schedule 11(c)
Violations under Documents

None.

Schedule 11(g)
Qualification in Foreign States

None.

Schedule 11(k)
Changes in Financial Statements

None.

Schedule 11(l)
Tax Returns Status

Information to be provided prior to the Closing.

Schedule 11(m)
Litigation

None.

Schedule 11(n)
Compliance with Laws and Regulations

None.

Schedule 11(o)
Defaults

None.

Schedule 11(p)
Permits and Approvals

None.

Schedule 11(q)
Exceptions to Title

None.

Schedule 11(r)
Patents and Trademarks

None.

Schedule 11(s)
Compliance with Environmental Laws

None.

Schedule 11(t)
Changes or Events

None.

Schedule 11(v)
Schedule of Insurance Policies

None.

Schedule 11(w)
Compensation of Officers and Others

None.

Schedule 11(x)
Inventory

Information to be provided prior to the Closing.

Schedule 11(y)
Schedule of Assets

Information to be provided prior to the Closing.

Schedule 11(aa)
Labor Matters

None.

Schedule 11(bb)
Employment Contracts

None.

Schedule 11(dd)
Contracts

Information to be provided prior to the Closing.